UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

NUVALENT, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NUVALENT, INC.

One Broadway, 14th Floor

Cambridge, Massachusetts 02142

(857) 357-7000

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, June 15, 2023

Dear Stockholder:

You are cordially invited to the 2023 Annual Meeting of Stockholders (the Annual Meeting) of Nuvalent, Inc. The Annual Meeting will be held exclusively via the Internet in a virtual meeting format at www.virtualshareholdermeeting.com/NUVL2023 on Thursday, June 15, 2023, at 1:00 p.m. Eastern Time. The Annual Meeting will be a completely virtual meeting of the stockholders. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/NUVL2023 where you will be able to listen to the meeting live, submit questions and vote online. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or proxy card to attend the Annual Meeting virtually.

At the Annual Meeting, the stockholders will consider and vote on the following matters:

1.
The election of four Class II directors, Gary Gilliland, M.D., Ph.D., Michael L. Meyers, M.D., Ph.D., Joseph Pearlberg, M.D., Ph.D., and Matthew Shair, Ph.D., each to serve for a three-year term expiring at the 2026 annual meeting of stockholders and until their respective successors have been duly elected and qualified;
2.
The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.
The approval of an amendment to our Third Amended and Restated Certificate of Incorporation (our Restated Certificate of Incorporation) to reflect new Delaware law provisions regarding officer exculpation; and
4.
The transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on April 18, 2023, will be entitled to notice of and to vote electronically during the Annual Meeting or any adjournment or postponement thereof. A complete list of stockholders of record will be open for examination by any stockholder beginning ten days prior to the Annual Meeting. If you would like to view the list, please contact our Secretary to make arrangements by calling (857) 357-7000 or by writing to Attn: Secretary, One Broadway, 14th Floor, Cambridge, MA 02142. We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. We believe that providing our proxy materials over the Internet expedites stockholders’ receipt of proxy materials, lowers costs and reduces the environmental impact of the Annual Meeting.

We encourage all stockholders to attend the Annual Meeting online. However, whether or not you plan to attend the Annual Meeting online, we encourage you to read the proxy statement and submit your proxy or voting instructions as soon as possible. Please review the instructions on each of your voting options described in the proxy statement.

By the Order of the Board of Directors,

James R. Porter, Ph.D.

President and Chief Executive Officer

Cambridge, Massachusetts

April 28, 2023

Important Notice Regarding Internet Availability of Proxy Materials for the 2023 Annual Meeting of Stockholders to be Held on June 15, 2023: The proxy materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are available at www.proxyvote.com. These documents are also available to any stockholder who wishes to receive a paper copy by visiting www.proxyvote.com, calling 1-800-579-1639 or sending an email to sendmaterial@proxyvote.com. Any requests for a paper copy of these documents should be received by June 1, 2023, in order to ensure timely delivery.

i

NUVALENT, INC.

One Broadway, 14th Floor

Cambridge, Massachusetts 02142

(857) 357-7000

PROXY STATEMENT

2023 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, June 15, 2023

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement contains information about our 2023 annual meeting of stockholders (the Annual Meeting). The Annual Meeting will be held on Thursday, June 15, 2023, at 1:00 p.m. Eastern Time. The Annual Meeting will be held exclusively via the Internet in a virtual meeting format at www.virtualshareholdermeeting.com/NUVL2023. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. Except where the context otherwise requires, references to “Nuvalent,” “the Company,” “we,” “us,” “our” and similar terms refer to Nuvalent, Inc. References to our website are inactive textual references only and the contents of our website are not incorporated by reference into this proxy statement.

This proxy statement and the enclosed proxy card are being furnished in connection with the solicitation of proxies by our board of directors for use at the Annual Meeting and at any adjournment or postponement of that meeting. All proxies will be voted in accordance with the instructions they contain. If you do not specify your voting instructions, your proxy will be voted in accordance with the recommendations of our board of directors. We are making this proxy statement, the related proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, available to stockholders for the first time on or about April 28, 2023.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the Securities and Exchange Commission (SEC) except for exhibits, will be furnished without charge to any stockholder upon written or oral request to Nuvalent, Inc., One Broadway, 14th Floor, Cambridge, Massachusetts 02142 or by submitting a request over the Internet at www.proxyvote.com, calling 1-800-579-1639 or sending an email to sendmaterial@proxyvote.com. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are also available on the SEC’s website at www.sec.gov.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q. Why do I have access to these materials?

A. We have made these proxy materials available to you because our board of directors is soliciting your proxy to vote at the Annual Meeting to be held on June 15, 2023, at 1:00 p.m. Eastern Time, including at any adjournments or postponements of the Annual Meeting. As a holder of Class A common stock as of the close of business on April 18, 2023, you are invited to attend the Annual Meeting online and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under the rules adopted by the SEC and that is designed to assist you in voting your shares.

Q. Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A. In accordance with SEC rules, we have elected to provide access to our proxy materials, including this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, over the Internet. Accordingly, we plan to send a Notice Regarding the Availability of Proxy Materials (the Notice) to our stockholders of record entitled to vote at the Annual Meeting with instructions for accessing the proxy materials. We plan to mail the Notice on or about April 28, 2023, to all stockholders entitled to vote at the Annual Meeting.

All stockholders entitled to vote at the Annual Meeting will have the ability to access the proxy materials by visiting the website referred to in the Notice, www.proxyvote.com. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. The Notice also contains instructions to request to receive a printed set of the proxy materials. You may request a paper copy of the proxy materials by submitting a request over the Internet at www.proxyvote.com, calling 1-800-579-1639 or sending an email to sendmaterial@proxyvote.com.

The Notice also identifies the date and time of, and web address for, the Annual Meeting; the matters to be acted upon at the Annual Meeting and our board of directors’ recommendation with regard to each matter; a toll-free telephone number, an e-mail address and a website where stockholders can request to receive, free of charge, a paper or e-mail copy of this proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and a form of proxy card relating to the Annual Meeting; and information on how to access and vote the form of proxy card.

Q. Can I vote my shares by filling out and returning the Notice?

A. No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote over the Internet or by telephone, by requesting and returning a printed proxy card or how to register to vote online during the Annual Meeting.

Q. What does it mean if I receive more than one Notice?

A. If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the Notices to ensure that all of your shares are voted.

Q. What is the purpose of the Annual Meeting?

A. At the Annual Meeting, stockholders will consider and vote on the following matters:

(1)
The election of four Class II directors, Gary Gilliland, M.D., Ph.D., Michael L. Meyers, M.D., Ph.D., Joseph Pearlberg, M.D., Ph.D., and Matthew Shair, Ph.D., each to serve for a three-year term expiring at the 2026 annual meeting of stockholders and until their respective successors have been duly elected and qualified (Proposal No. 1);

(2)
The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal No. 2);
(3)
The approval of an amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation (Proposal No. 3); and
(4)
The transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Q. Why is the Annual Meeting of stockholders a virtual, online meeting?

A. The Annual Meeting will be a completely virtual meeting. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/NUVL2023 where you will be able to listen to the meeting live, submit questions and vote online. You will need the 16-digit control number included on your Notice or proxy card to attend the Annual Meeting virtually. There will not be a physical meeting location. We believe that hosting a virtual meeting may enable greater stockholder attendance and participation from any location around the world.

Q. How do I virtually attend the Annual Meeting?

A. We will host the Annual Meeting exclusively via the Internet at www.virtualshareholdermeeting.com/NUVL2023. In order to attend the Annual Meeting online, you will need the 16-digit control number included on your Notice or proxy card.

Q. Who can vote?

A. Only stockholders of record of our Class A common stock at the close of business on April 18, 2023, the record date for the Annual Meeting, are entitled to vote at the Annual Meeting. On this record date, there were 51,336,222 shares of our Class A common stock outstanding. We have Class A common stock and Class B common stock outstanding. Shares of our Class B common stock are non-voting, except as may be required by law.

Q. How many votes do I have?

A. Each share of our Class A common stock that you own as of the record date, April 18, 2023, entitles you to one vote on each matter that is voted on.

Q. Is my vote important?

A. Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the instructions, choose the way to vote that is the easiest and most convenient for you and cast your vote as soon as possible.

Q. How do I vote?

A. If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank, brokerage firm or other nominee, you may vote:

(1)
Over the Internet: To vote over the Internet prior to the Annual Meeting, please go to the following website: www.proxyvote.com, and follow the instructions at that site for submitting your proxy electronically. You will need the 16-digit control number included on your Notice or proxy card. If you vote over the Internet, you do not need to complete and mail your proxy card or vote your proxy by telephone. Your vote must be received by 11:59 p.m. Eastern Time on June 14, 2023, to be counted.

(2)
By Telephone: To vote by telephone, please call 1-800-690-6903, and follow the recorded instructions. You will need the 16-digit control number included on your Notice or proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet. Your vote must be received by 11:59 p.m. Eastern Time on June 14, 2023, to be counted.
(3)
By Mail: To vote by mail, you must request printed proxy materials, including a proxy card, and complete, sign and date the proxy card and return it promptly in the postage prepaid envelope provided. If you vote by mail, you do not need to vote over the Internet or by telephone. Your proxy card must be received by June 14, 2023, to be counted.
(4)
Online During the Annual Meeting: You may attend and vote at the Annual Meeting online at www.virtualshareholdermeeting.com/NUVL2023. You will need the 16-digit control number included on your Notice or proxy card to be able to vote during the Annual Meeting. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

If your shares are held in “street name,” meaning they are held for your account by an intermediary, such as a bank, brokerage firm or other nominee, then you are deemed to be the beneficial owner of your shares and the bank, brokerage firm or other nominee that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the bank, brokerage firm or other nominee that holds your shares. In order to vote your shares, you will need to follow the instructions that your bank, brokerage firm or other nominee provides you. Many brokerage firms solicit voting instructions over the Internet or by telephone.

You are welcome to virtually attend the Annual Meeting if your shares are held in street name. In order to do so, you will need to visit www.virtualshareholdermeeting.com/NUVL2023 on the date and at the time of the Annual Meeting and enter the 16-digit control number included on your Notice, proxy card or voting instruction form.

Q. Can I revoke or change my vote after I submit my proxy?

A. If you are the “record holder” of your shares, you may revoke your proxy and change your vote by following one of the below procedures:

(1)
Vote over the Internet or by telephone as instructed above under “Over the Internet” and “By Telephone.” Only your latest Internet or telephone vote is counted. You may not change your vote over the Internet or by telephone after 11:59 p.m. Eastern Time on June 14, 2023.
(2)
Sign and complete a new proxy card and send it by mail in the postage prepaid envelope provided. Broadridge Financial Solutions, Inc. must receive the proxy card no later than June 14, 2023. Only your latest dated proxy card will be counted.
(3)
Virtually attend the Annual Meeting online and vote online as instructed above. Attending the Annual Meeting alone will not revoke your Internet vote, telephone vote or proxy submitted by mail, as the case may be.
(4)
Give our Secretary written notice before or at the Annual Meeting that you want to revoke your proxy. Such written notice should be sent to Nuvalent, Inc., Attention: Deborah Miller, Chief Legal Officer, One Broadway, 14th Floor, Cambridge, Massachusetts 02142.

If your shares are held in “street name,” you may submit new voting instructions with a later date by contacting your bank, brokerage firm or other nominee and following their instructions. You may also vote virtually at the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, by entering the 16-digit control number included on your Notice, proxy card or voting instruction form.

Attending the Annual Meeting alone will not revoke your proxy.

Q. Will my shares be voted if I do not return my proxy?

A. If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone or by returning your proxy card by mail or online while virtually attending the Annual Meeting.

If your shares are held in “street name,” your brokerage firm may under certain circumstances vote your shares if you do not return your voting instructions. Brokerage firms can vote customers’ unvoted shares on discretionary matters but they will not be allowed to vote your shares with respect to certain non-discretionary items. If you do not return voting instructions to your brokerage firm to vote your shares, your brokerage firm may, on discretionary matters, either vote your shares or leave your shares unvoted.

Proposal No. 1, the election of four Class II directors, and Proposal No. 3, the approval of an amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation, are not considered discretionary matters. If you do not instruct your brokerage firm how to vote with respect to these proposals, your brokerage firm may not vote your shares with respect to these proposals and your shares instead will be counted as “broker non-votes” with respect to these proposals. “Broker non-votes” occur when your bank, brokerage firm or other nominee submits a proxy for your shares (because the bank, brokerage firm or other nominee has received instructions from you on one or more proposals, but not all proposals, or has not received instructions from you but is entitled to vote on a particular “discretionary” matter) but does not indicate a vote for a particular proposal because the bank, brokerage firm or other nominee either does not have the authority to vote on that proposal and has not received voting instructions from you or has discretionary authority but chooses not to exercise it.

Proposal No. 2, the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, is considered a discretionary matter. If you do not instruct your brokerage firm how to vote with respect to this proposal, your brokerage firm will be able to vote your shares on this proposal even if it does not receive instructions from you, so long as it holds your shares in its name. We encourage you to provide voting instructions to your brokerage firm or other nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your brokerage firm or other nominee about how to submit your voting instructions.

Q. How many shares must be represented to hold the Annual Meeting?

A. A majority of our shares of Class A common stock outstanding at the record date must be present virtually or represented by proxy to hold the Annual Meeting. This is called a quorum. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by mail or virtually at the Annual Meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to abstain or only votes on one of the proposals. In addition, we will count as present shares that are counted as broker non-votes. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum.

The presence at the Annual Meeting, virtually or by proxy, of holders representing a majority of our outstanding Class A common stock as of the record date, April 18, 2023, or approximately 25,668,112 shares, constitutes a quorum at the Annual Meeting and permits us to conduct the business of the Annual Meeting.

Q. What vote is required to approve each matter and how are votes counted?

A. Proposal No. 1 — Election of Directors

A nominee will be elected as a director at the Annual Meeting if the nominee receives a plurality of the votes cast by stockholders entitled to vote at the Annual Meeting.

Votes that are withheld and broker non-votes will not be included in the vote tally for the election of directors and will not affect the results of the vote.

Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

The affirmative vote of the holders of shares of Class A common stock representing a majority of the votes cast on the matter is required for the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Abstentions and broker non-votes will not be counted as votes cast on this matter and, as a result, will have no effect on the outcome of Proposal No. 2.

Although stockholder approval of our audit committee’s appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, is not required, we believe that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the Annual Meeting, our audit committee will reconsider its appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023.

Proposal No. 3 - Approval of an Amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation

The affirmative vote of the holders of shares of Class A common stock representing a majority of the shares of Class A common stock outstanding and entitled to vote as of the record date is required to approve an amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.

Abstentions and broker non-votes will have the practical effect of votes against this proposal.

Q. How does our board of directors recommend that I vote on the proposals?

A. Our board of directors recommends that you vote:

•
FOR the election of each of the four Class II directors, Gary Gilliland, M.D., Ph.D., Michael L. Meyers, M.D., Ph.D., Joseph Pearlberg, M.D., Ph.D., and Matthew Shair, Ph.D., each to serve for a three-year term expiring at the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified;
•
FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
•
FOR the approval of an amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.

Q. What if I return a proxy card or otherwise vote but do not make specific choices?

A. If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the nominees for director as described in Proposal No. 1, “For” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, as described in Proposal No. 2, and “For” the approval of an amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation, as described in Proposal No. 3. If any other matter is properly presented at the Annual Meeting, the persons named in the accompanying proxy intend to vote your shares in accordance with their judgment on the matter.

Q. Are there other matters to be voted on at the Annual Meeting?

A. We do not know of any matters that may come before the Annual Meeting other than the election of our Class II directors, the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and the approval of an amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation. If any other matters are properly presented at the Annual Meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment on the matter.

Q. Who will count the votes?

A. The votes will be counted, tabulated and certified by Broadridge Financial Solutions, Inc.

Q. How can I find out the results of the voting at the Annual Meeting?

A. Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election and published in a current report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

Q. How do I submit a question at the Annual Meeting?

A. If you wish to submit a question during the Annual Meeting, you will need the 16-digit control number included on your Notice or proxy card. Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted at www.virtualshareholdermeeting.com/NUVL2023 during the Annual Meeting.

Q. How and when may I submit a stockholder proposal, including a stockholder nomination for director for the 2024 annual meeting?

A. Stockholders wishing to suggest a candidate for director should write to our Secretary. In order to give our nominating and corporate governance committee sufficient time to evaluate a recommended candidate and/or include the candidate in our proxy statement for the 2024 annual meeting, the recommendation should be received by our Secretary at our principal executive offices in accordance with our procedures detailed in the section below entitled “Stockholder Proposals for our 2024 Annual Meeting.” Such submissions must state the nominee’s name, together with appropriate biographical information and background materials and information with respect to the stockholder or group of stockholders making the recommendation, including the number of shares of Class A common stock owned by such stockholder or group of stockholders, as well as other information required by our amended and restated bylaws or SEC regulations. We may require any proposed nominee to furnish such other information as we may reasonably require in determining the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

Q. Who is paying the costs of soliciting these proxies?

A. We will pay all of the costs of soliciting proxies. Our directors, officers and other employees may solicit proxies in person or by mail, telephone, fax or email. We will pay our directors, officers and other employees no additional compensation for these services. We will ask banks, brokerage firms and other nominees to forward these proxy materials to their principals and to obtain authority to execute proxies. We may reimburse them for their expenses.

Q. Whom should I contact if I have any questions?

A. If you have any questions about the Annual Meeting or your ownership of our common stock, please contact Nuvalent at One Broadway, 14th Floor, Cambridge, Massachusetts 02142, telephone: (857) 357-7000.

Q. Whom do I contact if I experience technical difficulties trying to access or during the Annual Meeting?

A. If you have technical difficulties when accessing the Annual Meeting, there will be technicians available to assist you. If you encounter any technical difficulties accessing the virtual meeting during the meeting, please call the technical support number that will be posted on the Annual Meeting log-in page.

Implications of Being an “Emerging Growth Company” and a “Smaller Reporting Company”

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (JOBS Act), and may remain an emerging growth company until December 31, 2026, or until such earlier time as we have more than $1.07 billion in annual revenue, we become a “large accelerated filer” under SEC rules or we issue more than $1 billion of non-convertible debt over a three-year period. The JOBS Act contains provisions that, among other things, reduce certain reporting requirements for an “emerging growth company.” For so long as we remain an emerging growth company, we are permitted and plan to rely on exemptions from certain disclosure requirements that are applicable to other public companies that are not emerging growth companies. These exemptions include reduced disclosure obligations regarding executive compensation. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may take advantage of some or all of these exemptions until such time as we are no longer an emerging growth company. We have taken advantage of certain reduced reporting obligations in this proxy statement. Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock.

We are also a “smaller reporting company,” meaning that the market value of our stock held by non-affiliates is less than $700 million and our annual revenue was less than $100 million during our most recently completed fiscal year. We may continue to be a smaller reporting company if either (i) the market value of our stock held by non-affiliates is less than $250 million or (ii) our annual revenue was less than $100 million during the most recently completed fiscal year and the market value of our stock held by non-affiliates is less than $700 million. If we are a smaller reporting company at the time we cease to be an emerging growth company, we may continue to rely on exemptions from certain disclosure requirements that are available to smaller reporting companies. For so long as we remain a smaller reporting company, we are permitted and intend to rely on exemptions from certain disclosure and other requirements that are applicable to other public companies that are not applicable to a smaller reporting company.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

In accordance with the terms of our Restated Certificate of Incorporation and amended and restated bylaws, our board of directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. As a result, only one class of our directors is elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our board of directors currently consists of ten members. The members of the classes are divided as follows:

•
the Class II directors are Gary Gilliland, M.D., Ph.D., Michael L. Meyers, M.D., Ph.D., Joseph Pearlberg, M.D., Ph.D., and Matthew Shair, Ph.D., and their term will expire at the Annual Meeting;
•
the Class III directors are Emily Drabant Conley, Ph.D., Sapna Srivastava, Ph.D., and Cameron Wheeler, Ph.D., and their term will expire at the annual meeting of stockholders to be held in 2024; and
•
the Class I directors are Andrew A. F. Hack, M.D., Ph.D., James R. Porter, Ph.D., and Anna Protopapas, and their term will expire at the annual meeting of stockholders to be held in 2025.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our board of directors has nominated Gary Gilliland, M.D., Ph.D., Michael L. Meyers, M.D., Ph.D., Joseph Pearlberg, M.D., Ph.D., and Matthew Shair, Ph.D., for election as the Class II directors at the Annual Meeting. Each of Drs. Gilliland, Meyers, Pearlberg, and Shair is presently a director and has indicated a willingness to continue to serve as director, if elected. Unless otherwise instructed, proxies will be voted for Drs. Gilliland, Meyers, Pearlberg, and Shair. In the event that any of Drs. Gilliland, Meyers, Pearlberg, or Shair is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), your proxy will be voted for any nominee who is designated by our board of directors to fill the vacancy.

Information Regarding Directors

The following paragraphs provide biographical information as of April 18, 2023, including principal occupation and business experience during the last five years, for each director, including each nominee for Class II director.

Information about the number of shares of common stock beneficially owned by each of our directors, including each nominee for Class II director, appears below under the heading “Security Ownership of Certain Beneficial Owners and Management.”

There are no family relationships between or among any of our executive officers or directors, including each nominee for Class II director.

Class II Director Nominees, Term Expiring at the 2026 Annual Meeting of Stockholders, if elected

Gary Gilliland, M.D., Ph.D., 68, has served as a member of our board of directors since January 2021. Over the course of 35 years, Dr. Gilliland has made major contributions to understanding the genetic basis of blood diseases, particularly leukemia, and translated seminal findings on the role of mutated kinases in leukemia into new, precision treatments that stop cancer while causing minimal adverse events. Dr. Gilliland served as the President and Director of the Fred Hutchinson Cancer Research Center from January 2015 to February 2020. Prior to that, Dr. Gilliland served as Vice Dean and Professor of Medicine at the University of Pennsylvania Perelman School of Medicine and Vice President of the University of Pennsylvania healthcare system, where he spearheaded a new model for personalized medicine. From March 2009 to August 2013, Dr. Gilliland served as Senior Vice President of the Global Oncology Franchise at Merck & Co., Inc., a pharmaceutical company, where he led KEYTRUDA® (pembrolizumab), a breakthrough immunotherapy drug, to market. Prior to that, Dr. Gilliland was Director of the Leukemia Program at the Dana-Farber Cancer Institute and spent 20 years on the faculty of Harvard Medical School. Dr. Gilliland currently serves on the board of directors of Laboratory Corporation of America Holdings. He received his B.A. in bacteriology from the University of California, Davis, his Ph.D. in microbiology from the University of California, Los Angeles and his M.D. from the University of California, San Francisco.

We believe Dr. Gilliland is qualified to serve on our board of directors because of his extensive experience in the biopharmaceutical industry and scientific background.

Michael L. Meyers, M.D., Ph.D., 73, has served as a member of our board of directors since October 2022. Since March 2023, Dr. Meyers has served as Chief Medical Officer at Flare Therapeutics Inc., a biopharmaceutical company. Prior to his appointment to our board of directors, Dr. Meyers served as a Senior Clinical Advisor to us from 2020 until October 2022. He also served as the Senior Vice President, Chief Development Officer and Chief Medical Officer at Syndax Pharmaceuticals, Inc., a biotechnology company (Syndax), from 2015 until March 2022, where he led the development of multiple molecules in breast cancer, various immune-oncology indications, acute leukemias, and chronic Graft versus Host Disease. Prior to joining Syndax, he held a number of senior research and development roles at Johnson & Johnson, a pharmaceutical company, including serving as Vice President, GU Oncology, Compound and Clinical Leader, and as Vice President, Oncology Scientific Innovation in Johnson & Johnson’s London Innovation Centre. Dr. Meyers also led the U.S. Oncology Medical Affairs team at Aventis Pharmaceuticals, Inc., a biopharmaceutical company, and worked in oncology clinical development at the Schering-Plough Research Institute. He also served as a member of the Memorial Sloan Kettering Cancer Center faculty, specializing in Clinical Immunology and melanoma. He received his M.D. and his Ph.D. in Microbiology and Immunology from Albert Einstein College of Medicine in New York and was elected to Alpha Omega Alpha (the medical school honor society). He completed his residency in Internal Medicine at Columbia Presbyterian Medical Center and his fellowship, where he served as Chief Fellow in Medical Oncology, at Memorial Sloan Kettering Cancer Center.

We believe Dr. Meyers is qualified to serve on our board of directors because of his experience as an executive officer of a publicly traded biopharmaceutical company and his scientific background.

Joseph Pearlberg, M.D., Ph.D., 59, has served as a member of our board of directors since January 2021. Since July 2017, Dr. Pearlberg has served as the Vice President of Scientific Affairs in the Biotherapeutics group at Deerfield Management, a venture capital firm (Deerfield). Prior to Deerfield, Dr. Pearlberg served as the Vice President of Clinical Development at Infinity Pharmaceuticals, Inc., a biotechnology company (Infinity), from June 2016 to July 2017 and as a Senior Medical Director from December 2014 to June 2016. Prior to that, Dr. Pearlberg worked as a Medical Director in the oncology unit of Sanofi S.A., a multinational healthcare company (Sanofi). He was a Lecturer in the Department of Biological Chemistry and Molecular Pharmacology at Harvard Medical School. He received his B.A. from the University of Pennsylvania, his Ph.D. in molecular biology from Harvard University and his M.D. at the University of California, San Francisco, and completed his clinical training at the Massachusetts General Hospital and Dana Farber Cancer Institute.

We believe Dr. Pearlberg is qualified to serve on our board of directors because of his business and leadership experience in the life sciences industry and his scientific background.

Matthew Shair, Ph.D., 54, is our scientific founder and Head Scientific Advisor and has served as a member of our board of directors since our inception in February 2017. Since June 1997, Dr. Shair has served as a Professor in the Department of Chemistry and Chemical Biology at Harvard University; he is also an associate of the Broad Institute and an affiliate of the Harvard Stem Cell Institute. Dr. Shair and his lab at Harvard (the Shair lab) have made critical strides in target-oriented synthesis of complex molecules, including syntheses of CP-263,114, longithorone and cortistatin A. The Shair lab developed and out-licensed candidate small molecule therapeutic inhibitors of CDK8/19, resulting in one of the largest upfront licensing payments in Harvard’s history. Due in part to the Shair lab’s studies, CDK8/19 inhibitors have now entered clinical trials for treatment of acute myeloid leukemia and myelodysplastic syndromes. Dr. Shair has been a scientific founder of several biotechnology companies, including Infinity, Makoto Life Sciences, a private small molecule target identification company, and Chemiderm Inc., a private pharmaceutical company, and he has been an advisor to ARIAD Pharmaceuticals, Inc., a pharmaceutical company, Enanta Pharmaceuticals, Inc., a biotechnology company, Bristol-Myers Squibb Company, a pharmaceutical company, and Novartis AG, a pharmaceutical company. Dr. Shair has been the recipient of many awards for his research contributions, including the Cope Scholar Award and the Sackler Prize in the Chemical Sciences. He received his B.A. in chemistry from the University of Rochester, his M.S. in organic chemistry from Yale University and his

Ph.D. in organic chemistry from Columbia University. He completed his postdoctoral fellowship at Harvard University.

We believe Dr. Shair is qualified to serve on our board of directors because of his extensive experience in the biopharmaceutical industry and his scientific experience.

Class III Directors, Term Expiring at the 2024 Annual Meeting of Stockholders

Emily Drabant Conley, Ph.D., 41, has served as a member of our board of directors since February 2022. Since July 2020, Dr. Conley has served as Chief Executive Officer of Federation Bio, a private biotechnology company pioneering engineered bacterial cell therapies, which is advancing programs in immuno-oncology and metabolic diseases. Before her role at Federation Bio, Dr. Conley spent over a decade at 23andMe, a personal genomics and biotechnology company, where she helped scale the company from 30 employees into the world’s leading platform for genetic-driven drug discovery. Prior to that, Dr. Conley was a research fellow at the National Institutes of Health, a medical research agency, and is co-author on more than 35 academic publications. Dr. Conley has received numerous awards and honors, including Endpoints 20 Biopharma Leaders Under 40, Business Insider’s 30 Biotech Leaders Under 40 and Google Ventures 25 Women Shaping the Future of Technology. Dr. Conley currently serves on the boards of directors of Federation Bio, TMRW Life Sciences, Inc., a private life sciences technology firm, and Medrio, a private clinical trial software company, and formerly served on the boards of Lesbians Who Tech and the UCSF Alliance Health Project. Dr. Conley received her B.A. from Vanderbilt University and her Ph.D. in Neuroscience from Stanford University School of Medicine, where she held fellowships from the National Science Foundation and Department of Defense.

We believe that Dr. Conley is qualified to serve on our board of directors due to her executive management and leadership experience in the life sciences industry.

Sapna Srivastava, Ph.D., 52, has served as a member of our board of directors since July 2021. Dr. Srivastava has over 20 years of experience as a senior executive in the biopharmaceutical industry. She most recently served as the interim Chief Financial Officer at eGenesis Bio, a private pharmaceutical company, from April 2021 until October 2021. From September 2017 to January 2019, Dr. Srivastava served as the Chief Financial and Strategy Officer at Abide Therapeutics, Inc., a private biopharmaceutical company that was acquired by H. Lundbeck A/S in 2019. From April 2015 to December 2016, Dr. Srivastava served as the Chief Financial and Strategy Officer at Intellia Therapeutics, Inc., a gene editing company. Previously, for nearly 15 years, Dr. Srivastava was a senior biotechnology analyst at Goldman Sachs, an investment banking company, Morgan Stanley, an investment banking company, and ThinkEquity Partners, LLC, an investment banking firm. She began her career as a research associate at JP Morgan, an investment banking company. Dr. Srivastava currently serves on the boards of directors of SQZ Biotechnologies Company, Talaris Therapeutics, Inc., Aura Biosciences, Inc., Social Capital Suvretta Holdings Corp. II, and Innoviva, Inc. Dr. Srivastava received her B.Sc. from St. Xavier’s College, University of Bombay and her Ph.D. from New York University School of Medicine.

We believe Dr. Srivastava is qualified to serve as a member of our board of directors due to her extensive experience in the biopharmaceutical industry, including her prior experience as a chief financial officer and in other management positions.

Cameron Wheeler, Ph.D., 44, has served as a member of our board of directors since our inception in February 2017. Since September 2014, Dr. Wheeler has held various roles at Deerfield, serving most recently as a Partner in the Biotherapeutics group. Prior to Deerfield, Dr. Wheeler served as a Director of Corporate Development at Eleven Biotherapeutics, Inc. (renamed Sesen Bio, Inc. in 2018), a pharmaceutical company, from April 2009 to September 2014. Prior to that, he served as a Senior Associate at Third Rock Ventures, LLC, a venture capital company, from March 2008 to June 2009 and a Manager of the Business Development and Operations team at Constellation Pharmaceuticals, Inc., a biopharmaceutical company, from April 2008 to April 2009. Dr. Wheeler has previously served on the boards of directors of Oncorus, Inc., Homology Medicines, Inc., Graybug Vision, Inc., and Lumos

Pharma, Inc. Dr. Wheeler received his B.S. in mechanical engineering and his M.S. and Ph.D. in biological engineering from the Massachusetts Institute of Technology.

We believe that Dr. Wheeler is qualified to serve on our board of directors due to his executive management and leadership experience in the life sciences industry.

Class I Directors, Term Expiring at the 2025 Annual Meeting of Stockholders

Andrew A. F. Hack, M.D., Ph.D., 49, has served as a member of our board of directors since April 2021. Since March 2019, Dr. Hack has served as a Partner of Bain Capital Life Sciences, LP, a private equity fund that invests in biopharmaceutical, specialty pharmaceutical, medical device, diagnostics and enabling life science technology companies globally. From July 2015 to March 2019, he was Chief Financial Officer of Editas Medicine, Inc., a biotechnology company, where he had responsibility for finance, investor relations, business development, information technology, and operations. Previously, Dr. Hack served as a portfolio manager at Millennium Management, an investment management firm, where he ran a market-neutral healthcare hedge fund focused on biotechnology, pharmaceutical, medical device and diagnostics, and life science tools companies from 2011 to 2015. Earlier in his investment career, he was a securities analyst at a number of healthcare-focused hedge funds and investment banks in New York. Prior to this, he was Director of Life Sciences at Reify Corporation, a life science tools and drug discovery company. Dr. Hack currently serves on the boards of directors of Dynavax Technologies Corporation, and Mersana Therapeutics, Inc. (Mersana). He previously served on the boards of directors of Atea Pharmaceuticals, Inc., Allena Pharmaceuticals, Inc., and BCLS Acquisition Corporation. Dr. Hack received an A.B. in biology with special honors, an M.D., and a Ph.D. in molecular genetics and cell biology from the University of Chicago.

We believe that Dr. Hack’s broad investment and public company experience in the life sciences industry make him well qualified to serve on our board of directors.

James R. Porter, Ph.D., 47, has served as our Chief Executive Officer and President and as a member of our board of directors since February 2020. Prior to that, Dr. Porter served as our Vice President, Product Development from April 2018 to January 2020 and worked as a consultant to the Company from January 2018 to April 2018. From July 2002 to December 2016, Dr. Porter held various roles at Infinity, including most recently as Vice President of Product Development. Over the course of over 14 years at Infinity, he contributed to the research and development programs of six different compounds entering clinical trials. As the duvelisib product development team leader, Dr. Porter led a cross-functional development team from development candidate nomination through New Drug Application (NDA) submission, resulting in the U.S. Food and Drug Administration approval of COPIKTRA® for patients with follicular lymphoma, small lymphocytic lymphoma and chronic lymphocytic leukemia. Following Infinity’s licensing of duvelisib to Verastem, Inc., a biopharmaceutical company (Verastem), Dr. Porter served as Consultant, Product Development at Verastem from January 2017 to December 2017, where he led the transition, product development team and NDA submission for the duvelisib program. Dr. Porter received his B.A. in chemistry at the College of the Holy Cross and his Ph.D. in organic chemistry from Boston College.

We believe that Dr. Porter is qualified to serve as a member of our board of directors due to his extensive leadership experience in the biopharmaceutical industry.

Anna Protopapas, M.B.A., 58, has served as the chairperson of our board of directors since March 2022. Since March 2015, Ms. Protopapas has served as President and Chief Executive Officer of Mersana. Prior to Mersana, from October 2010 to October 2014, Ms. Protopapas served as a member of the Executive Committee of Takeda Pharmaceutical Company Limited (Takeda), a global pharmaceutical company, and held various senior management positions at Takeda, including serving as President of Millennium Pharmaceuticals, Inc. (Millenuim), a wholly owned subsidiary of Takeda focused on oncology, where she was responsible for leading the oncology business, and Executive Vice President of Global Business Development, where she was responsible for global acquisitions, partnering, licensing and venture investing. From October 1997 to October 2010, Ms. Protopapas served in various positions at Millennium, including as the Senior Vice President of Strategy and Business Development and a member of the Executive Committee, where she led the company’s business development initiatives. Ms. Protopapas previously served on the board of directors for ARIAD Pharmaceuticals Inc., a pharmaceutical company, Bioverativ Inc., a biotechnology company, and Dicerna Pharmaceuticals Inc., a biotechnology company, and she currently serves as a member of the board of directors of Mersana. She earned her B.S. in Science and Engineering from Princeton University, M.S. in Chemical Engineering Practice from the Massachusetts Institute of Technology and M.B.A. from Stanford Graduate School of Business.

We believe Ms. Protopapas is qualified to serve on our board of directors because of her extensive experience in building and growing biopharmaceutical companies and her previous board service for biopharmaceutical companies.

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS
VOTE FOR THE ELECTION OF EACH OF DRS. GILLILAND, MEYERS, PEARLBERG, AND SHAIR.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Our audit committee has appointed KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and our board of directors has directed that management submit the selection of the independent registered public accountants for ratification by the stockholders at the Annual Meeting. KPMG LLP has served as the Company’s registered public accountant since 2020. Representatives of KPMG LLP are expected to be present online at the Annual Meeting, will have an opportunity to make a statement if they so desire and be available to respond to appropriate questions.

Stockholder ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm is not required by Delaware law, our Restated Certificate of Incorporation or our amended and restated bylaws. However, our board of directors is submitting our audit committee’s selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, our audit committee will reconsider whether to retain that firm. Even if the selection is ratified, our audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our audit committee determines that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accountants, Fees and Other Matters

KPMG LLP was our independent registered public accounting firm for the years ended December 31, 2022, and December 31, 2021. The following table summarizes the fees for professional services billed to us by KPMG LLP for the last two fiscal years. All such services and fees were pre-approved by our audit committee in accordance with the “Pre-Approval Policies and Procedures” described below.

	Years Ended December 31,
Fee Category	2022	2021
Audit Fees(1)	$535,000	$500,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	62,000	39,000
All Other Fees(4)	—	—
Total	597,000	539,000

(1)
“Audit Fees” consist of fees for the audit of our annual financial statements, the review of the interim financial statements included in our registration statement on Form S-1 for our initial public offering (IPO) and in our quarterly reports on Form 10-Q, review of our registration statements on Forms S-3 and S-8 and our prospectus supplements for our “at the market” program and our follow-on offering, and other professional services provided in connection with statutory and regulatory filings or engagements.
(2)
“Audit-Related Fees” consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements that are traditionally performed by the independent auditor. There were no such fees incurred in 2022 or 2021.
(3)
“Tax Fees” consist of fees for professional services rendered for tax compliance, tax advice and tax planning.
(4)
“All Other Fees” consist of fees for other types of non-audit services that are not specifically prohibited, based on the SEC’s rules, and that are not Audit-Related Fees or Tax Fees. There were no such fees incurred in 2022 and 2021.

Our audit committee has considered whether the provision of non-audit services is compatible with maintaining the independence of KPMG LLP and has concluded that the provision of such services is compatible with maintaining such independence.

Pre-Approval Policies and Procedures

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee. During 2022, all of the services provided by KPMG LLP were pre-approved by our audit committee.

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

PROPOSAL NO. 3

APPROVE AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION

We are asking our stockholders to approve a proposed amendment to our Restated Certificate of Incorporation to add a new provision providing for exculpation of our senior corporate officers. Article VII of our Restated Certificate of Incorporation currently provides for exculpation of directors in certain circumstances pursuant to and consistent with Section 102(b)(7) of the Delaware General Corporation Law (DGCL). Effective August 1, 2022, that provision of the DGCL was amended to permit eliminating or limiting monetary liability for certain senior corporate officers in limited circumstances.

Our board of directors has unanimously approved and declared advisable the amendment to our Restated Certificate of Incorporation to add an officer exculpation provision and recommends that our stockholders approve this proposed amendment. If our stockholders approve this proposal, we will file a Certificate of Amendment to our Restated Certificate of Incorporation, in the form attached as Appendix A to this proxy statement, with the Secretary of State of the State of Delaware to add the new language included below.

Overview of the Proposed Amendment

Consistent with Delaware law, the proposed amendment to our Restated Certificate of Incorporation relating to officers is more limited in scope than the existing director exculpation provision and only permits exculpation of officers for certain direct claims.

Further, the proposed amendment does not permit officers to be exculpated for liability arising out of:

•
claims brought by the Company itself;
•
claims brought by stockholders in the name of the Company (derivative claims);
•
breaches of the duty of loyalty to the Company or its stockholders;
•
acts or omissions not in good faith;
•
acts or omissions that involve intentional misconduct;
•
acts or omissions that involve a knowing violation of law; or
•
any transaction in which the officer derived an improper personal benefit.

In accordance with the recent amendment to Delaware law, the officers who will be covered by the expanded exculpation provision include our president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer, and chief accounting officer; any officer who is or was identified in our public filings with the SEC as one of the most highly compensated executive officers; and, any officers who consent to being identified as an officer for purposes of service of process, at any time during the course of conduct alleged in the action or proceeding to be wrongful.

Rationale for the Proposed Amendment

The State of Delaware, which is the Company’s state of incorporation, recently enacted legislation that authorizes Delaware corporations to limit the liability of certain of their officers in the limited circumstances described above. As a result of this development, we propose adding a new provision to provide for exculpation of officers to the extent now permitted by Delaware law.

Our board of directors’ rationale for recommending this amendment is to balance stockholders’ interest in accountability with their interest in the Company being able to attract and retain the highest quality officers and avoiding litigation abuse resulting from the current disparity that exists in the treatment of directors, who oversee and are ultimately accountable for corporate actions, and the officers who execute those actions on behalf of our board of directors.

Our board of directors considered that the role of directors and officers requires them to make decisions on crucial matters in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of the absence of any underlying merit. This amendment will better align the protections available to our officers with those currently available to our directors and avoid an emerging practice among plaintiff’s lawyers of adding officers to direct claims relating to the duty of care in M&A-related and other litigation so that claims against the officers continue even when identical claims against directors are dismissed. Our board of directors believes that limiting concern about personal liability will empower officers to best exercise their business judgment in furtherance of stockholder interests without the distraction of potentially being subject to claims following actions taken in good faith.

In addition, we expect that other companies with which we compete for employees will adopt exculpation clauses that limit the personal liability of officers as now permitted by the DGCL. Our board of directors believes that failing to adopt the proposed amendment will impact recruitment and retention of exceptional officer candidates who conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the Company as compared to serving as an officer at another company that does exculpate officers.

Further, our board of directors noted that the proposed provision would not eliminate stockholders’ rights to pursue derivative claims relating to alleged breaches of the duty of care or limit the ability of the Company itself to bring claims against officers. Therefore, taking into account the narrow class and type of claims for which officers’ liability would be exculpated, our board of directors believes the proposed amendment would enhance the ability to attract and retain talented officers, potentially reduce litigation costs associated with frivolous lawsuits, and more generally align the protections available to our officers with those currently available to our directors.

Based on the above, our board of directors determined that it is in the best interests of the Company and our stockholders to amend the Restated Certificate of Incorporation as described in this proposal.

Text of Proposed Amendment

Accordingly, we ask our stockholders to vote on the following resolution:

“RESOLVED, that the Company’s stockholders approve an amendment to the Company’s Restated Certificate of Incorporation to add the following provision:

“ARTICLE X

To the fullest extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, an officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer except for liability (a) for any breach of the officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or (c) for any transaction from which the officer derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Any amendment, repeal or modification of this Article X by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an officer at the time of such amendment, repeal or modification.”

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO APPROVE THE PROPOSAL TO AMEND OUR RESTATED CERTIFICATE OF INCORPORATION.

CORPORATE GOVERNANCE

We believe that good corporate governance is important to ensure that the Company is managed for the long-term benefit of our stockholders. This section describes key corporate governance practices that we have adopted. Complete copies of our corporate governance guidelines, committee charters and code of business conduct and ethics are available on the “Investors” section of our website, www.nuvalent.com. We will also provide copies of these documents, free of charge, to any stockholder upon written request to Nuvalent, Inc., One Broadway, 14th Floor, Cambridge, Massachusetts 02142, telephone: (857) 357-7000.

Corporate Governance

Our board of directors has adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Our board of directors has adopted corporate governance guidelines to assist and guide our board of directors in the exercise of its responsibilities. These guidelines, which provide a framework for the conduct of our board of directors’ business, provide that:

•
the business and affairs of the Company are managed by or under the direction of our board of directors, acting on behalf of the stockholders;
•
a majority of the members of our board of directors shall be independent directors;
•
the non-management directors will meet at regularly scheduled executive sessions without management participation, and at least once each year the independent directors alone will meet in executive session;
•
our board of directors, and each committee, shall be entitled to rely on the advice and information it receives from management and the experts, advisers and professionals whom the board of directors, or a committee, may consult; and
•
our board of directors will conduct a self-evaluation periodically to determine whether it is functioning effectively.

Director Independence

The rules of the Nasdaq Stock Market (Nasdaq) require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the Exchange Act), and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In March 2023 our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of our directors, with the exception of Drs. Porter and Shair, is an “independent director” as defined under applicable Nasdaq rules, including, in the case of all the members of our audit committee, the independence criteria set forth in Rule 10A-3 under the Exchange Act, and in the case of all the members of our compensation committee, the independence criteria set forth in Rule 10C-1 under the Exchange Act. In making such determination, our board of directors considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that our board of directors deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each non-employee director. Dr. Porter is not an independent director under these rules because he is an executive officer of the Company. Dr. Shair is not an independent director under these rules because he has received more than $120,000 in consulting fees from us during a twelve-month period within the past three years.

Board Leadership Structure

Currently, the role of Chairperson of our board of directors is separated from the role of Chief Executive Officer. Anna Protopapas is our Chairperson and James R. Porter, Ph.D., is our Chief Executive Officer. Our Chief Executive Officer is responsible for recommending strategic decisions and capital allocation to our board of directors and to ensure the execution of the recommended plans. The Chairperson of our board of directors is responsible for leading our board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort and energy that our Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chairperson, particularly as our board of directors’ oversight responsibilities continue to grow. While our amended and restated bylaws and corporate governance guidelines do not require that our Chairperson and Chief Executive Officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Board Diversity

We strive to achieve diversity in the broadest sense, including persons diverse in geography, gender, ethnicity, age and experiences. The overall diversity is an important consideration in the director selection and nomination process. Our nominating and corporate governance committee assesses diversity in connection with the annual nomination process as well as in new director searches.

Board Diversity Matrix (As of April 28, 2023)
Total Number of Directors	10
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	7	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	7	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	1
Did Not Disclose Demographic Background	1

Director Nomination Process

Director Qualifications

While there are no specific minimum qualifications for a committee-recommended nominee to our board of directors, our nominating and corporate governance committee requires the following qualifications to be satisfied:

•
High standards of personal and professional ethics and integrity.
•
Proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.
•
Skills that are complementary to those of members of the existing board of directors.
•
The ability to assist and support management and make significant contributions to the Company’s success.
•
An understanding of the fiduciary responsibilities required of a director and a commitment to devote the time and energy necessary to perform those responsibilities.

A nominee’s background, including factors such as character, integrity, judgment, diversity, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of the Company’s business and industry, conflicts of interest and other commitments, is also considered by our nominating and corporate governance committee when evaluating director nominees. Our nominating and corporate governance committee does not apply any particular weighting on any characteristic in evaluating nominees and directors.

Our nominating and corporate governance committee’s goal is to assemble a board of directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. Moreover, our nominating and corporate governance committee believes that the background and qualifications of our board of directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities. Our directors’ performance and qualification criteria are reviewed periodically by our nominating and corporate governance committee.

Identification and Evaluation of Nominees for Directors

Our nominating and corporate governance committee is responsible for identifying individuals qualified to become members of our board of directors and its committees and recommending candidates for our board of directors’ selection as nominees for election to our board of directors at the next annual or other properly convened meeting of stockholders. Our nominating and corporate governance committee may solicit recommendations from any or all of the following sources: non-management directors, the chief executive officer, other executive officers, third-party search firms or any other source it deems appropriate. The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations and meetings from time to time to evaluate biographical information and background material relating to potential candidates. Final candidates, if other than our current directors, are interviewed by the members of our nominating and corporate governance committee and by certain of our other independent directors and executive management. In making its determinations, our nominating and corporate governance committee evaluates each individual in the context of our board of directors as a whole, with the objective of assembling a group that can best contribute to the success of the Company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, our nominating and corporate governance committee makes its recommendation to our board of directors.

Our nominating and corporate governance committee has used, and may in the future use, third-party search firms to identify director candidates. In 2021 and 2022 our nominating and corporate governance committee engaged a third-party search firm to assist in identifying and screening potential director candidates. Drs. Conley and Srivastava were recommended to our nominating and corporate governance committee by a third-party search firm. Except as set forth above, we have not employed an executive search firm, or paid a fee to any other third party, to locate qualified candidates for director positions.

Stockholders may recommend individuals to our nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, a statement as to the number of shares of our common stock beneficially owned by the stockholder making the recommendation, and certain other information as set forth in Exhibit A to the nominating and corporate governance committee charter, to the Secretary of the Company at One Broadway, 14th Floor, Cambridge, MA 02142. Assuming that appropriate biographical and background material has been provided on or before the dates set forth in the section below entitled “Stockholder Proposals for our 2024 Annual Meeting,” our nominating and corporate governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others, as described above. If our board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting. Stockholders also have the right under our amended and restated bylaws to directly nominate director candidates, without any action or recommendation on the part of our nominating and corporate governance committee or our board of directors, by following the procedures set forth under “Stockholder Proposals for our 2024 Annual Meeting.”

Communications with Our Board of Directors

Our board of directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. For stockholder communications (i) directed to our board of directors as a whole, stockholders may send such communication to the attention of the Chairperson of our board of directors and (ii) directed to an individual director in his or her capacity as a member of our board of directors, stockholders may send such communication to the attention of the individual director, in each case, by sending such communication via U.S. mail or expedited delivery service to the following address: Nuvalent, Inc., One Broadway, 14th Floor, Cambridge, Massachusetts 02142.

The Company will forward by U.S. mail any such stockholder communication to each director, and the Chairperson of our board of directors, in his or her capacity as a representative of our board of directors, to whom such securityholder communication is addressed to the address specified by each such director and the Chairperson of our board of directors.

Board Meetings and Attendance

Our board of directors met eight times during the year ended December 31, 2022, including telephonic meetings. During the year, each of our directors attended 75% or more of the aggregate number of meetings of our board of directors and the committees on which he or she served, except for Dr. Gilliland.

Director Attendance at Annual Meeting

Although we do not have a formal policy regarding director attendance at the Annual Meeting, we encourage and expect all of our directors and nominees for director to attend the Annual Meeting. All of our directors attended our 2022 annual meeting of stockholders.

Committees of Our Board of Directors

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which operate pursuant to a charter approved by our board of directors. Each committee’s charter is posted on the “Investors” section of our website, www.nuvalent.com.

Audit Committee

Our audit committee held six meetings during 2022. The members of our audit committee are Gary Gilliland, M.D., Ph.D., Andrew A. F. Hack, M.D., Ph.D., and Sapna Srivastava, Ph.D. Dr. Srivastava is the Chair of our audit committee. Our board of directors has determined that each of Drs. Hack and Srivastava is an “audit committee financial expert” as defined by applicable SEC rules and that each of the members of our audit committee possesses the financial sophistication required for audit committee members under Nasdaq rules. We believe that the composition of our audit committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.

Our audit committee’s responsibilities include:

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appointing, approving the compensation of and assessing the independence of our independent registered public accounting firm;
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pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
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reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;
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reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
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coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
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establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
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recommending, based upon our audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;
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monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
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preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
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reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and
•
reviewing quarterly earnings releases.

Compensation Committee

Our compensation committee held four meetings during 2022. The members of our compensation committee are Emily Drabant Conley, Ph.D., Anna Protopapas, and Cameron A. Wheeler, Ph.D. Dr. Wheeler is the Chair of our compensation committee. Gary Gilliland, M.D., Ph.D., served as a member of our compensation committee until June 2022. Robert Jackson, M.D., served as a member of our compensation committee until the expiration of his term as a director at our 2022 annual meeting of stockholders. Dr. Conley and Ms. Protopapas were each appointed to our compensation committee by our board of directors in June 2022. We believe that the composition of our compensation committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.

Our compensation committee’s responsibilities include:

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reviewing and approving the corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers;
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evaluating the performance of our Chief Executive Officer and other executive officers in light of such corporate goals and objectives and based on such evaluation, recommending to our board of directors the compensation of our Chief Executive Officer and other executive officers;
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reviewing and approving the compensation of our other officers;
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reviewing and establishing our overall management compensation, philosophy and policy;
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overseeing and administering our compensation and similar plans;

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reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters and evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;
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retaining and approving the compensation of any compensation advisors;
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reviewing and recommending to our board of directors the policies and procedures for the grant of equity-based awards;
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reviewing and recommending to our board of directors the compensation of our non-employee directors; and
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preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee held four meetings during 2022. The members of our nominating and corporate governance committee are Michael L. Meyers, M.D., Ph.D., Cameron A. Wheeler, Ph.D., and Joseph Pearlberg, M.D., Ph.D. Dr. Pearlberg is the Chair of our nominating and corporate governance committee. Gary Gilliland, M.D., Ph.D., served as a member of our nominating and corporate governance committee until October 2022. Dr. Meyers was appointed to our nominating and corporate governance committee by our board of directors in October 2022. We believe that the composition of our nominating and corporate governance committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.

Our nominating and corporate governance committee’s responsibilities include:

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developing and recommending to our board of directors criteria for board and committee membership;
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establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
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reviewing the composition of our board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
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identifying individuals qualified to become members of our board of directors;
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recommending to our board of directors the persons to be nominated for election as directors and to each of the board’s committees;
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developing and recommending to our board of directors appropriate corporate governance guidelines; and
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overseeing the evaluation of our board of directors.

Board’s Role in Risk Oversight

Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of our board of directors in overseeing the management of our risks is conducted primarily through committees of our board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the Chair of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables our board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our employees, directors and certain designated agents, including our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions. This code is available on the “Investors” section of our website, www.nuvalent.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website.

Anti-Hedging Policy

We have adopted an insider trading policy that, among other things, expressly prohibits our directors, officers, employees and designated consultants, as well as their affiliates, from engaging in short sales of our securities; or purchases or sales of puts, calls or other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of the Company’s securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities or engage in any other hedging transaction with respect to the Company’s securities, at any time.

Director Compensation

The table below shows all compensation to our non-employee directors, including compensation for their services as a member or a Chair of one of our standing committees, during the year ended December 31, 2022. Dr. Porter, our President and Chief Executive Officer, is also a member of our board of directors, but he did not receive any additional compensation for service as a director. Dr. Porter’s compensation as an executive officer is set forth below under “Executive Compensation—Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Emily Drabant Conley, Ph.D.(3)	34,498	489,457	—	523,955
Gary Gilliland, M.D., Ph.D.(4)	48,794	125,390	—	174,184
Andrew A. F. Hack, M.D., Ph.D.(5)	45,941	125,390	—	171,331
Robert Jackson, M.D.(6)	18,462	—	—	18,462
Michael L. Meyers, M.D., Ph.D.(7)	9,432	346,667	10,725	366,824
Joseph Pearlberg, M.D., Ph.D.	43,000	125,390	—	168,390
Anna Protopapas(8)	51,817	501,876	—	553,693
Matthew Shair, Ph.D.	35,000	125,390	200,000	360,390
Sapna Srivastava, Ph.D.(9)	46,559	125,390	—	171,949
Cameron A. Wheeler, Ph.D.(10)	56,333	125,390	—	181,723

(1)
The amounts reported represent the aggregate grant date fair value of stock options awarded to non-employee directors in 2022, calculated in accordance with Financial Accounting Standard Board ASC Topic 718 (ASC Topic 718). The assumptions used in calculating the grant date fair value are set forth in Note 7 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. These amounts reflect the accounting cost for these stock options and do not reflect the actual economic value that may be realized by the directors upon the vesting of the stock options, the exercise of the stock options or the sale of the common underlying such stock options. As of December 31, 2022, Dr. Meyers held 48,361 shares of common stock subject to outstanding option awards, Dr. Conley and Ms. Protopapas each held 60,000 shares of common stock subject to outstanding option awards, Drs. Hack, Pearlberg, Shair and Wheeler each held 63,000 shares of common stock subject to outstanding option awards, Dr. Gilliland held 80,412 shares of common stock subject to outstanding option awards, Dr. Srivastava held 88,500 shares of common stock subject to outstanding option awards, and Dr. Jackson held no shares of common stock subject to outstanding option awards.
(2)
The amounts reported represent fees paid to Drs. Meyers and Shair for their services as consultants in 2022. Pursuant to the consulting agreement between us and Dr. Meyers, he was paid an hourly rate for certain medical advisory consulting services from January through October 2022, prior to his election as a member of our board of directors. Pursuant to the consulting agreement between us and Dr. Shair, he is paid $16,667 per month for certain scientific advisory consulting services that are unrelated to his service as a member of our board of directors.
(3)
Dr. Conley was elected to our board of directors in February 2022 and appointed as a member of our compensation committee in June 2022.
(4)
Dr. Gilliland served as a member of our compensation committee until June 2022, and as a member of our nominating and corporate governance committee until October 2022.
(5)
Dr. Hack served as chairperson of our audit committee until June 2022.
(6)
Dr. Jackson was not nominated for re-election at our 2022 annual meeting of stockholders held in June 2022. Therefore, he did not receive an option award in 2022. Pursuant to the terms of our 2021 Stock Option and Incentive Plan (the 2021 Plan) and his stock option agreement, Dr. Jackson had until December 16, 2022 to exercise any of his option awards that vested on or before June 16, 2022, which equaled 11,940. Dr. Jackson did not exercise any of his option awards prior to their expiration.
(7)
Dr. Meyers was elected to our board of directors and appointed as a member of our nominating and corporate governance committee in October 2022.
(8)
Ms. Protopapas was elected as a member, and as chairperson, of our board of directors in March 2022 and as a member of our compensation committee in June 2022.
(9)
Dr. Srivastava was appointed as chairperson of our audit committee in June 2022.
(10)
Dr. Wheeler served as chairperson of our board of directors until Ms. Protopapas was appointed to such position in March 2022.

Non-Employee Director Compensation Policy

Our board of directors approved a non-employee director compensation policy, which became effective on July 28, 2021 and was subsequently amended in December 2021 (as amended, the non-employee director compensation policy). The purpose of the non-employee director compensation policy is to provide a total compensation package that enables the Company to attract and retain, on a long-term basis, high-caliber directors when they are not employees or officers of the Company or its subsidiary. Under this policy, we pay our non-employee directors a cash retainer for service on our board of directors and for service on each committee of which the director is a member. The Chairperson of our board and of each committee receives an additional retainer for such service. These fees are payable quarterly in arrears and prorated based on number of actual days served by the director during such calendar quarter. The fees paid to non-employee directors for service on our board of directors and for service on each committee of our board of directors on which the director is a member are as follows:

Annual Retainer
Board of Directors:
Members	$35,000
Additional retainer for non-executive Chairperson	$30,000
Audit Committee:
Members (other than Chair)	$7,500
Retainer for Chair	$15,000
Compensation Committee:
Members (other than Chair)	$5,000
Retainer for Chair	$10,000
Nominating and Corporate Governance Committee:
Members (other than Chair)	$4,000
Retainer for Chair	$8,000

In addition, the non-employee director compensation policy provides that, upon initial election to our board of directors, each non-employee director will be granted a stock option award to purchase 40,000 shares of the Company’s Class A common stock (the Initial Grant), subject to the maximum annual compensation limits set forth in the non-employee director compensation policy and such other limits as may be set forth in our 2021 Plan. The Initial Grant will vest in equal monthly installments over three years from the date of grant, subject to continued service as a member of our board of directors through the applicable vesting date. Furthermore, on the date of each annual meeting of stockholders, each non-employee director who continues as a non-employee director following such meeting will be granted a stock option to purchase 20,000 shares of the Company’s Class A common stock (the Annual Grant), subject to the maximum annual compensation limits set forth in the non-employee director compensation policy and such other limits as may be set forth in our 2021 Plan. The Annual Grant will vest in full upon the earlier of (i) the first anniversary of the date of grant or (ii) the date of the next annual meeting of stockholders. All outstanding Initial Grants and Annual Grants will become fully vested and exercisable upon the effective time of a sale event.

We will reimburse all reasonable out-of-pocket expenses incurred by non-employee directors in attending meetings of our board of directors and committees thereof.

2023 Amendment: In March 2023 our board of directors, upon the recommendation of our compensation committee, approved an amendment to the non-employee director compensation policy to increase the annual fees paid to directors for their service as directors from $35,000 to $40,000, effective March 14, 2023.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from them. The director or officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information subject to compliance with the terms of our insider trading policy.

Limitations of Liability and Indemnification Matters

We have adopted provisions in our Restated Certificate of Incorporation and amended and restated bylaws that limit or eliminate the personal liability of our directors to the fullest extent permitted by the DGCL, as it now exists or may in the future be amended. Consequently, a director will not be personally liable to us or our stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for:

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any breach of the director’s duty of loyalty to us or our stockholders;
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any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
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any unlawful payments related to dividends or unlawful stock purchases, redemptions or other distributions; or
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any transaction from which the director derived an improper personal benefit.

These limitations of liability do not alter director liability under the federal securities laws and do not affect the availability of equitable remedies such as an injunction or rescission.

In addition, our amended and restated bylaws provide that:

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we will indemnify our directors, officers and, in the discretion of our board of directors, certain employees to the fullest extent permitted by the DGCL, as it now exists or may in the future be amended; and
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we will advance reasonable expenses, including attorneys’ fees, to our directors and, in the discretion of our board of directors, to our officers and certain employees, in connection with legal proceedings relating to their service for or on behalf of us, subject to limited exceptions.

We have entered into indemnification agreements with each of our directors and with certain of our executive officers. These agreements provide that we will indemnify each of our directors, certain of our executive officers and, at times, their affiliates to the fullest extent permitted by Delaware law. We will advance expenses, including attorneys’ fees (but excluding judgments, fines and settlement amounts), to each indemnified director, executive officer or affiliate in connection with any proceeding in which indemnification is available and we will indemnify our directors and officers for any action or proceeding arising out of that person’s services as a director or officer brought on behalf of us or in furtherance of our rights. Additionally, certain of our directors or officers may have certain rights to indemnification, advancement of expenses or insurance provided by their affiliates or other third parties, which indemnification relates to and might apply to the same proceedings arising out of such director’s or officer’s services as a director referenced herein. Nonetheless, we have agreed in the indemnification agreements that our obligations to those same directors or officers are primary and any obligation of such affiliates or other third parties to advance expenses or to provide indemnification for the expenses or liabilities incurred by those directors are secondary.

Report of the Audit Committee of the Board of Directors

The audit committee oversees the Company’s financial reporting process on behalf of the board of directors. We have reviewed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2022, and discussed them with Company management and KPMG LLP, the Company’s independent registered public accounting firm.

We have received from, and discussed with, KPMG LLP, which is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with accounting principles generally accepted in the United States, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the PCAOB) and the SEC. In addition, we have received from KPMG LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding its communications with us concerning independence, have considered the compatibility of non-audit services with the auditors’ independence and have discussed with KPMG LLP its independence from management and the Company.

Based on the review and discussions referred to above, we recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

This report of the audit committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the audit committee.

Respectfully submitted,

The Audit Committee of the Board of Directors

Sapna Srivastava, Ph.D., Chair

Andrew A. F. Hack, M.D., Ph.D.

Gary Gilliland, M.D., Ph.D.

EXECUTIVE COMPENSATION

The following discussion relates to the compensation of our President and Chief Executive Officer, James Porter, Ph.D., our Chief Financial Officer, Alexandra Balcom, MBA, CPA, and our Chief Medical Officer, Christopher Turner, M.D., for the fiscal years ended December 31, 2022 and 2021, as applicable. Drs. Porter and Turner and Ms. Balcom are collectively referred to in this proxy statement as our named executive officers.

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by, or paid to each of our named executive officers during the periods indicated.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
James Porter, Ph.D. (4)	2022	579,600	4,216,576	398,475	19,945	5,214,596
President and Chief Executive Officer	2021	424,387	4,067,037	354,200	42	4,845,666
Christopher Turner, M.D.(5)	2022	462,300	1,365,538	231,150	20,806	2,079,794
Chief Medical Officer	2021	314,931	1,613,421	161,630	62	2,090,044
Alexandra Balcom, MBA, CPA	2022	423,400	1,365,556	211,700	19,116	2,019,772
Chief Financial Officer

(1)
These amounts represent the aggregate grant date fair value of stock option awards granted to our named executive officers during the applicable year, computed in accordance with ASC Topic 718. The assumptions used in calculating the grant date fair value are set forth in Note 7 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. These amounts reflect the accounting cost for these stock options and do not reflect the actual economic value that may be realized by the named executive officers upon the vesting of the stock options, the exercise of the stock options or the sale of the common underlying such stock options.
(2)
The amounts represent performance-based cash bonuses earned by our named executive officers in the applicable year. Please see “—Narrative Disclosure to Summary Compensation Table—Annual Bonus” below for a general description of the criteria that our board of directors used to determine the performance-based cash bonuses.
(3)
For 2022, the amounts shown represent the following: (i) for Dr. Porter, $18,300 in employer matching contributions made pursuant to our 401(k) plan, and $1,645 in life insurance premiums paid by us; (ii) for Dr. Turner, $18,300 in employer matching contributions made pursuant to our 401(k) plan, and $2,506 in life insurance premiums paid by us; and (iii) for Ms. Balcom, $18,300 in employer matching contributions made pursuant to our 401(k) plan, and $816 in life insurance premiums paid by us. For 2021, the amounts shown represent life insurance premiums paid by us on behalf of each of Drs. Porter and Turner.
(4)
Dr. Porter’s annual base salary for 2021 was increased from $340,000 to $560,000 in August 2021 in connection with our IPO. His annual base salary for 2022 was $579,600. Please see “—Employment Arrangements with Our Named Executive Officers—Employment Agreements—James Porter, Ph.D.” below for additional information.
(5)
Dr. Turner was appointed our Chief Medical Officer on March 22, 2021, with an annual base salary of $425,000. His annual base salary for 2021 was increased to $450,000 in August 2021 in connection with our IPO. His annual base salary for 2022 was $462,300. Please see “—Employment Arrangements with Our Named Executive Officers—Employment Agreements—Christopher Turner, M.D.” below for additional information.

Narrative Disclosure to Summary Compensation Table

We review compensation for our executive officers annually. The material terms of the elements of our executive compensation program for 2022 are described below.

Our compensation committee recommends, and our board of directors approves, base salaries and bonus targets, and bonuses and equity incentive awards for our executive officers. In recommending base salaries and bonus targets and equity incentive awards, our compensation committee considers compensation for comparable positions in the market, the historical compensation levels of our executives, individual and corporate performance as compared to our expectations and goals, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders and a long-term commitment to the Company. In granting bonuses, our compensation committee considers corporate performance only.

As part of our annual compensation process, our Chief Executive Officer prepares performance evaluations for the other executive officers and recommends annual salary increases, annual equity incentive awards and cash bonuses to our compensation committee. Our compensation committee conducts a performance evaluation of our Chief Executive Officer. Our compensation committee consults with our board of directors as to the achievement of corporate goals that drive compensation awards.

During its annual compensation review, our compensation committee also consults with external advisors. In 2022, our compensation committee engaged Aon Consulting, Inc. / Radford as its independent compensation consultant to provide comparative data on executive compensation practices in our industry and assess our executives’ compensation relative to comparable companies. Our compensation committee reviewed information regarding the independence and potential conflicts of interest of Aon Consulting, Inc. / Radford, taking into account, among other things, the factors set forth in the Nasdaq listing standards. Based on such review, our compensation committee concluded that the engagement of Aon Consulting, Inc. / Radford did not raise any conflict of interest.

Base salary. Our named executive officers each receive a base salary to compensate them for services rendered to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries are reviewed annually, typically in connection with our annual performance review process, approved by our board of directors and may be adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.

For the fiscal year ended December 31, 2022, the annual base salary for Dr. Porter was $579,600, the annual base salary for Dr. Turner was $462,300, and the annual base salary for Ms. Balcom was $423,400.

Annual bonus. Our board of directors may, in its discretion, award bonuses to our named executive officers from time to time. These bonuses are typically awarded based on annual targets established by our board of directors and tied to specified corporate goals. For the fiscal year ended December 31, 2022, each of the named executive officers was eligible to earn an annual cash bonus based on the achievement of certain corporate performance milestones. The target annual bonus for each of Drs. Porter and Turner and Ms. Balcom for the fiscal year ended December 31, 2022, was equal to 55%, 40% and 40%, respectively, of the executive’s respective annual base salary.

Each of our named executive officer’s cash bonus is determined by reference to the achievement of predetermined corporate performance goals related to our research and development programs and corporate development. Following review and determinations of corporate performance for 2022, our board of directors determined that the corporate performance goals were achieved at 125% of target.

With respect to 2022, our board of directors awarded a bonus of $398,475 to Dr. Porter, a bonus of $231,150 to Dr. Turner and a bonus of $211,700 to Ms. Balcom. Please see “—Employment Arrangements with Our Named Executive Officers—Employment Agreements” below for additional information.

Equity incentives. Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executive officers with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executive officers and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our executive officers, including our named executive officers, and from time to time may grant equity incentive awards to them in the form of stock options, restricted stock or restricted stock units. Prior to our IPO, our executive officers were eligible to participate in our 2017 Stock Option and Grant Plan (the 2017 Plan). Since our IPO, our employees and executive officers have been eligible to receive stock options and other equity awards pursuant to our 2021 Plan.

We have used stock options to compensate our executive officers in the form of initial grants in connection with the commencement of employment. Awards of stock options and restricted stock to our executive officers have been made by our board of directors. The stock options and restricted stock awards that we have granted to our executive officers are typically subject to time-based vesting, generally over four years following the vesting commencement date. Upon certain terminations of employment in connection with a change of control, vesting is fully accelerated. Prior to the exercise of a stock option, the holder has no rights as a stockholder with respect to the shares subject to such option, including no voting rights and no right to receive dividends or dividend equivalents.

We have historically awarded stock options with exercise prices that are equal to the fair market value of our common stock on the date of grant.

On January 4, 2022, we granted Drs. Porter and Turner and Ms. Balcom options to purchase 330,400, 107,000 and 107,000 shares of our common stock, respectively, under our 2021 Plan. Each of these options is exercisable at a price per share of $18.93. The options granted to each of Drs. Porter and Turner and Ms. Balcom under these grants vested as to 25% of the shares on January 4, 2023, and as to the remainder of the shares in equal monthly installments over the next three years thereafter, subject to continued services to the Company through the applicable vesting date.

Outstanding Equity Awards at 2022 Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by our named executive officers as of December 31, 2022.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
James Porter, Ph.D.	—	330,400(1)	18.93	1/4/2032
	361,322	505,850(2)	6.89	4/29/2031
	19,497	13,926(3)	0.87	12/15/2030
	416,459	171,483(4)	0.65	5/25/2030
	31,905	17,496(5)	0.65	5/25/2030
Christopher Turner, M.D.	—	107,000(6)	18.93	1/4/2032
	134,752	191,913(7)	6.89	4/29/2031
	1,181	1,654(8)	6.89	4/29/2031
Alexandra Balcom, MBA, CPA	—	107,000(9)	18.93	1/4/2032
	40,082	56,116(10)	6.89	4/29/2031
	122,611	133,273(11)	1.08	2/16/2031

(1)
This option award was granted on January 4, 2022, and vests as to 25% of the shares on January 4, 2023, and as to the remainder of the shares in equal monthly installments over the next three years, subject to continued service to the Company through the applicable vesting date.

(2)
This option award was granted on April 29, 2021, and vests as to 25% of the shares on April 29, 2022, and as to the remainder of the shares in equal monthly installments over the next three years, subject to continued service to the Company through the applicable vesting date.
(3)
This option award was granted on December 15, 2020, and vests as to 25% of the shares on August 2, 2021, and as to the remainder of the shares in equal monthly installments over the next three years, subject to continued service to the Company through the applicable vesting date.
(4)
This option award was granted on May 25, 2020, and vests as to 25% of the shares on February 1, 2021, and as to the remainder of the shares in equal monthly installments over the next three years, subject to continued service to the Company through the applicable vesting date.
(5)
This option award was granted on May 25, 2020, and vests as to 25% of the shares on May 25, 2021, and as to the remainder of the shares in equal monthly installments over the next three years, subject to continued service to the Company through the applicable vesting date.
(6)
This option award was granted on January 4, 2022, and vests as to 25% of the shares on January 4, 2023, and as to the remainder of the shares in equal monthly installments over the next three years, subject to continued service to the Company through the applicable vesting date.
(7)
This option award was granted on April 29, 2021, and vests as to 25% of the shares on March 22, 2022, and as the remainder of the shares in equal monthly installments over the next three years, subject to continued service to the Company through the applicable vesting date.
(8)
This option award was granted on April 29, 2021, and vests as to 25% of the shares on April 29, 2022, and as to the remainder of the shares in equal monthly installments over the next three years, subject to continued service to the Company through the applicable vesting date.
(9)
This option award was granted on January 4, 2022, and vests as to 25% of the shares on January 4, 2023, and as to the remainder of the shares in equal monthly installments over the next three years, subject to continued service to the Company through the applicable vesting date.
(10)
This option award was granted on April 29, 2021, and vests as to 25% of the shares on April 29, 2022, and as to the remainder of the shares in equal monthly installments thereafter, subject to continued service to the Company through the applicable vesting date.
(11)
This option award was granted on February 16, 2021, and vests as to 25% of the shares on January 25, 2022, and as to the remainder of the shares in equal monthly installments thereafter, subject to continued service to the Company through the applicable vesting date.

Employment Arrangements with Our Named Executive Officers

Employment Agreements

James Porter, Ph.D.

We have entered into an employment agreement with Dr. Porter (the Porter Employment Agreement). The Porter Employment Agreement has no specific term, provides for Dr. Porter’s at-will employment and supersedes all prior employment agreements. The Porter Employment Agreement provides that we will pay Dr. Porter an annual base salary, which is subject to periodic review and adjustment, and he is eligible to earn an annual bonus with a target amount of 55% of his base salary. Dr. Porter is eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans. As a condition of employment, Dr. Porter entered into our standard confidentiality, assignment and noncompetition agreement.

In addition, the Porter Employment Agreement provides for severance protection in the event Dr. Porter’s employment is terminated by us without “cause” or he resigns for “good reason” (as each such term is defined in the Porter Employment Agreement). Pursuant to the Porter Employment Agreement, in the event that Dr. Porter’s employment is terminated by us without cause or if Dr. Porter resigns for good reason outside of the Change in Control Period (as defined below), subject to his execution and the effectiveness of a separation agreement and release, Dr. Porter shall be entitled to (i) 12 months of continued base salary payments, (ii) to the extent such termination occurs following the end of the calendar year and Dr. Porter has earned but not yet been paid his annual bonus for such year, payment of the bonus he would have otherwise received had he remained employed through the bonus payment date (Prior Year Bonus) and (iii) continued payment by us of the monthly employer contribution that we would have made to provide health insurance to Dr. Porter as if Dr. Porter had remained employed by us for a period of up to 12 months. In lieu of the aforementioned payments and benefits, in the event that Dr. Porter’s employment is terminated by us without cause or if Dr. Porter resigns for good reason, in each case, during the 12-month period commencing on the Sale Event (as defined in our 2021 Plan) and ending on the first anniversary thereof (the Change in Control Period), subject to his execution and the effectiveness of a release, Dr. Porter shall be entitled to (i) a lump-sum cash severance payment equal to 18 months of base salary plus 1.5 times his target bonus for the year of termination, (ii) the Prior Year Bonus and (iii) continued payment by us of the monthly employer contribution that we would have made to provide health insurance to Dr. Porter as if Dr. Porter had remained employed by us for a period of up to 18 months. In addition, in the event that Dr. Porter’s employment is terminated by us without cause or if Dr. Porter resigns for good reason during the Change in Control Period, all stock options and other stock-based awards subject solely to time-based vesting held by Dr. Porter shall accelerate and become fully vested and exercisable as of the date of termination. If any amounts payable to Dr. Porter in connection with a Sale Event are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the Code), then such payments or benefits shall be reduced if such reduction would result in a higher net after-tax benefit to Dr. Porter.

Christopher Turner, M.D.

We have entered into an employment agreement with Dr. Turner (the Turner Employment Agreement). The Turner Employment Agreement has no specific term, provides for Dr. Turner’s at-will employment and supersedes all prior employment agreements. The Turner Employment Agreement provides that we will pay Dr. Turner an annual base salary, which is subject to periodic review and adjustment, and he is eligible to earn an annual bonus with a target amount of 40% of his base salary; provided that any incentive compensation for calendar year 2021 was prorated based on Dr. Turner’s commencement date. Dr. Turner is eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans. Dr. Turner entered into an employee confidentiality, assignment and noncompetition agreement with the Company, dated February 23, 2021.

In addition, the Turner Employment Agreement provides for severance protection in the event Dr. Turner’s employment is terminated by us without “cause” or he resigns for “good reason” (as each such term is defined in the Turner Employment Agreement). Pursuant to the Turner Employment Agreement, in the event that Dr. Turner’s employment is terminated by us without cause or if Dr. Turner resigns for good reason outside of the Change in Control Period, subject to his execution and the effectiveness of a separation agreement and release, Dr. Turner shall be entitled to (i) nine months of continued base salary payments and (ii) continued payment by us of the monthly employer contribution that we would have made to provide health insurance to Dr. Turner as if Dr. Turner had remained employed by us for a period of up to nine months. In lieu of the aforementioned payments and benefits, in the event that Dr. Turner’s employment is terminated by us without cause or if Dr. Turner resigns for good reason, in each case, during the Change in Control Period, subject to his execution and the effectiveness of a release, Dr. Turner shall be entitled to (i) a lump-sum cash severance payment equal to 12 months of base salary plus one times his target bonus for the year of termination and (ii) continued payment by us of the monthly employer contribution that we would have made to provide health insurance to Dr. Turner as if Dr. Turner had remained employed by us for a period of up to 12 months. In addition, in the event that Dr. Turner’s employment is terminated by us without cause or if Dr. Turner resigns for good reason during the Change in Control Period, all stock options and other stock-based awards subject solely to time-based vesting held by Dr. Turner shall accelerate and become fully vested and exercisable as of the date of termination. If any amounts payable to Dr. Turner in connection with a Sale Event are subject to the excise tax imposed by Section 4999 of the Code, then such payments or benefits shall be reduced if such reduction would result in a higher net after-tax benefit to Dr. Turner.

Alexandra Balcom, MBA, CPA

We have entered into an employment agreement with Ms. Balcom (the Balcom Employment Agreement). The Balcom Employment Agreement has no specific term, provides for Ms. Balcom’s at-will employment and supersedes all prior employment agreements. The Balcom Employment Agreement provides that we will pay Ms. Balcom an annual base salary, which is subject to periodic review and adjustment, and she is eligible to earn an annual bonus with a target amount of 40% of her base salary. Ms. Balcom is eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans. Ms. Balcom entered into an employee confidentiality, assignment and noncompetition agreement with the Company, dated December 21, 2020.

In addition, the Balcom Employment Agreement provides for severance protection in the event Ms. Balcom’s employment is terminated by us without “cause” or she resigns for “good reason” (as each such term is defined in the Balcom Employment Agreement). Pursuant to the Balcom Employment Agreement, in the event that Ms. Balcom’s employment is terminated by us without cause or if Ms. Balcom resigns for good reason outside of the Change in Control Period, subject to her execution and the effectiveness of a separation agreement and release, Ms. Balcom shall be entitled to (i) nine months of continued base salary payments and (ii) continued payment by us of the monthly employer contribution that we would have made to provide health insurance to Ms. Balcom as if Ms. Balcom had remained employed by us for a period of up to nine months. In lieu of the aforementioned payments and benefits, in the event that Ms. Balcom’s employment is terminated by us without cause or if Ms. Balcom resigns for good reason, in each case, during the Change in Control Period, subject to her execution and the effectiveness of a release, Ms. Balcom shall be entitled to (i) a lump-sum cash severance payment equal to 12 months of base salary plus one times her target bonus for the year of termination and (ii) continued payment by us of the monthly employer contribution that we would have made to provide health insurance to Ms. Balcom as if Ms. Balcom had remained employed by us for a period of up to 12 months. In addition, in the event that Ms. Balcom’s employment is terminated by us without cause or if Ms. Balcom resigns for good reason during the Change in Control Period, all stock options and other stock-based awards subject solely to time-based vesting held by Ms. Balcom shall accelerate and become fully vested and exercisable as of the date of termination. If any amounts payable to Ms. Balcom in connection with a Sale Event are subject to the excise tax imposed by Section 4999 of the Code, then such payments or benefits shall be reduced if such reduction would result in a higher net after-tax benefit to Ms. Balcom.

401(k) Plan

The Company has a 401(k) defined contribution plan (401(k) Plan) for its employees. Eligible employees may make pretax and/or “Roth” after-tax contribution to the 401(k) Plan up to applicable statutory limits. For the year ended December 31, 2022, we implemented a discretionary employer matching contribution equal to 100% of a participant's eligible contributions of up to 6% of eligible compensation, subject to limits established by the Code. There was no discretionary match made under the 401(k) Plan before 2022.

Securities Authorized for Issuance Under Our Equity Compensation Plans

The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2022. As of December 31, 2022, we had three equity compensation programs, each of which was approved by our stockholders: our 2017 Plan, 2021 Plan and Amended and Restated 2021 Employee Stock Purchase Plan (ESPP).

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders 2017 Plan(1)	3,809,618	4.74	—
2021 Plan(2)	2,644,123	17.43	5,661,778
ESPP(3)	—	—	946,128
Equity compensation plans not approved by security holders	—	—	—
Total	6,453,741	9.94	6,607,906

(1)
No further grants will be made under our 2017 Plan.
(2)
Our 2021 Plan provides that an additional number of shares will automatically be added to the shares authorized for issuance under our 2021 Plan on January 1 of each year. The number of shares added each year will be equal to the lesser of: (i) 5% of the number of shares of common stock issued and outstanding on the immediately preceding December 31 or (ii) such number of shares as determined by the Administrator (as such term is defined in our 2021 Plan). The shares of common stock underlying any awards that are cancelled, forfeited, are held back upon exercise or settlement of an award to cover any exercise price, as applicable, or tax withholding, are reacquired by the Company prior to vesting, are satisfied without the issuance of stock or are otherwise terminated (other than by exercise) under our 2017 Plan are added back to the shares of common stock available for issuance under our 2021 Plan. On January 1, 2023, the shares under our 2021 Plan were increased by 2,833,447 shares pursuant to the annual increase described above.
(3)
The number of shares of common stock reserved for future issuance under our ESPP will automatically increase on January 1, in an amount equal to the least of: (i) 473,064 shares of common stock, (ii) 1% of the outstanding shares of common stock issued and outstanding on the immediately preceding December 31 or (iii) such number of shares as determined by the Administrator (as such term is defined in the ESPP). On January 1, 2023, the shares under the ESPP were increased by 473,064 shares pursuant to the annual increase described above.

TRANSACTIONS WITH RELATED PERSONS

Since January 1, 2021, we have engaged in the following transactions in which the amounts involved exceeded $120,000 or 1% of the average of the Company’s total assets for the last two completed fiscal years and any of our directors, executive officers or holders of more than 5% of our voting securities, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest. We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unrelated third parties.

Series B preferred stock financing

In April 2021 we sold an aggregate of 65,223,679 shares of our Series B convertible preferred stock at a purchase price of $2.07 per share for an aggregate purchase price of approximately $135.0 million. Each share of our Series B convertible preferred stock automatically converted into (when rounded to the nearest ten thousandth) shares of our Class A common stock immediately prior to the completion of our IPO, provided that a portion of Deerfield’s Series B convertible preferred stock converted into Class B common stock. The following table summarizes purchases of our Series B convertible preferred stock by related persons:

Purchasers	Affiliated director(s)	Shares of Series B Preferred Stock	Total Purchase Price
Entities affiliated with Bain Capital Life Sciences(1)	Andrew A. F. Hack, M.D., Ph.D.	14,494,154	$30,000,000
Entities affiliated with FMR LLC(2)		12,078,461	$24,999,999
Entities affiliated with Deerfield(3)	Joseph Pearlberg, M.D., Ph.D.	9,662,768	$19,999,997
	Cameron A. Wheeler, Ph.D.
(1)
Consisted of (i) 1,573,651 shares held by BCIP Life Sciences Associates, LP and (ii) 12,920,503 shares held by Bain Capital Life Sciences Fund II, L.P. Such entities are affiliated with Bain Capital Life Sciences Fund II, L.P., BCIP Life Sciences Associates, LP and Bain Capital Life Sciences Investors, LLC (BCLSI). BCLSI and certain of its affiliated entities collectively hold more than 5% of our capital stock. Andrew A. F. Hack, M.D., Ph.D., is a Managing Director of BCLSI and a member of our board of directors.
(2)
Consists of (i) 3,623,539 shares held by Fidelity Advisor Series VII: Fidelity Advisor Biotechnology Fund, (ii) 401,171 shares held by Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund, (iii) 1,875,595 shares held by Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund, (iv) 2,047,821 shares held by Fidelity Growth Company Commingled Pool, (v) 506,797 shares held by Fidelity Mt. Vernon Street Trust: Fidelity Growth Company K6 Fund, (vi) 3,465 shares held by Fidelity Capital Trust: Fidelity Flex Small Cap Fund – Small Cap Growth Subportfolio, (vii) 2,951,928 shares held by Fidelity Securities Fund: Fidelity Small Cap Growth Fund, and (viii) 668,145 shares held by Fidelity Securities Fund: Fidelity Small Cap Growth K6 Fund. These funds are managed by direct or indirect subsidiaries of FMR LLC, which collectively with certain of its affiliates hold more than 5% of our capital stock.
(3)
Consisted of (i) 4,831,384 shares held by Deerfield Healthcare Innovations Fund, L.P. and (ii) 4,831,384 shares held by Deerfield Private Design Fund, IV, L.P. Such entities are affiliated with Deerfield. Deerfield and certain of its affiliated entities collectively hold more than 5% of our capital stock. Cameron A. Wheeler, Ph.D., is a partner of Deerfield and Joseph Pearlberg, M.D., Ph.D., is a vice president of Deerfield, and each are members of our board of directors.

Immediately prior to the completion of our IPO, (i) all shares of convertible preferred stock held by entities affiliated with Deerfield collectively converted into 18,783,624 shares of Class A common stock and 4,835,254 shares of Class B common stock, (ii) all shares of convertible preferred stock held by entities affiliated with FMR LLC converted into 2,244,179 shares of Class A common stock, and (iii) all shares of convertible preferred stock held by entities affiliated with BCLSI collectively converted into 2,693,014 shares of Class A common stock.

Agreements with our stockholders

Agreement with Deerfield

We are party to an Amended and Restated Revenue Sharing Agreement with Deerfield pursuant to which we are obligated to pay Deerfield a low single digit percentage of net sales of any commercial products discovered, identified or generated by the Company during the period commencing on February 2, 2017, and ending on the date that is the earlier of (i) five years after Deerfield’s last investment in our capital stock and (ii) the fifth anniversary of the closing of our IPO. Any payments in respect of such products would be through the later of 12 years from the first commercial sale in a country or the expiration of the last-to-expire patent in that country. To date, we have not made any payments under this agreement and there are no upfront fees or milestone payments required to be paid by us under this agreement.

Agreements with our scientific founder

Revenue sharing agreement

We are party to an Amended and Restated Revenue Sharing Agreement with our scientific founder and director, Matthew Shair, Ph.D., pursuant to which we are obligated to pay Dr. Shair a low single digit percentage of net sales of certain commercial products that either have a mechanism of action of (i) ROS1 inhibition and contain NVL-520 or a backup compound substituted therefor in the event of a product development failure or (ii) ALK inhibition and contain NVL-655 or a backup compound substituted therefor in the event of a product development failure, in each case, through the later of 12 years from the first commercial sale in a country or the expiration of the last-to expire patent in that country. To date, we have not made any payments under this agreement and there are no upfront fees or milestone payments required to be paid by us under this agreement.

Promissory notes

In June 2018 we made a loan to Dr. Shair in the principal amount of $24,000, pursuant to a promissory note. In June 2020 we made a second loan to Dr. Shair in the principal amount of $250,000, pursuant to a promissory note. The notes, including all principal and interest obligations thereunder, were repaid in full on July 6, 2021.

Participation in our IPO

On August 2, 2021, we completed our IPO and issued and sold 10,612,500 shares of Class A and 600,000 shares of Class B common stock at a public offering price of $17.00 per share, inclusive of 1,462,500 shares of Class A common stock pursuant to the full exercise of the underwriters’ option to purchase additional shares. Certain holders of more than 5% of our voting securities and their affiliates purchased shares of our Class A common stock and Class B common stock in our IPO. Each of those purchases was made through the underwriters at our IPO price. The following table sets forth the number of shares of our Class A and Class B common stock purchased by holders of more than 5% of our voting securities and their affiliates and the aggregate purchase price paid for such shares.

Purchasers(1)	Affiliated director(s)	Shares of Class A Common Stock	Shares of Class B Common Stock	Total Purchase Price
Entities affiliated with FMR LLC		1,500,000	—	$25,500,000
Entities affiliated with Bain Capital Life Sciences(2)	Andrew A. F. Hack, M.D. Ph.D.	735,000	—	$12,495,000
Entities affiliated with Deerfield(3)	Joseph Pearlberg, M.D., Ph.D.	—	600,000	$10,200,000
	Cameron A. Wheeler, Ph.D.
(1)
See “Security Ownership of Certain Beneficial Owners and Management” for additional information about shares held by these entities.
(2)
These shares were purchased by BCLS II Invesco, LP, which is affiliated with Bain Capital Life Sciences Fund II, L.P., BCIP Life Sciences Associates, LP and BCLSI. Andrew A. F. Hack, M.D., Ph.D., is a Managing Director of BCLSI and a member of our board of directors.
(3)
These shares were purchased by Deerfield Healthcare Innovations Fund, L.P. and Deerfield Private Design Fund, IV, L.P., which are affiliated with Deerfield. Cameron A. Wheeler, Ph.D., is a partner of Deerfield, and Joseph Pearlberg, M.D., Ph.D., is a vice president at Deerfield, and each are members of our board of directors.

Participation in our Follow-On Financing

On November 3, 2022, we completed a follow-on public offering and issued and sold 7,895,522 shares of our Class A common stock at a public offering price of $33.50 per share, inclusive of 1,029,850 shares of our Class A common stock pursuant to the full exercise of the underwriters’ option to purchase additional shares. Certain holders of more than 5% of our voting securities and their affiliates purchased shares of our Class A common stock in the public offering. Each of those purchases was made through the underwriters at the public offering price. The following table sets forth the number of shares of our Class A common stock purchased by holders of more than 5% of our voting securities and their affiliates and the aggregate purchase price paid for such shares.

Purchasers(1)	Affiliated director(s)	Shares of Class A Common Stock	Total Purchase Price
Entities affiliated with FMR LLC		1,029,850	$34,499,975
Entities affiliated with Deerfield(2)	Joseph Pearlberg, M.D., Ph.D.	650,000	$21,775,000
	Cameron A. Wheeler, Ph.D.
Entities affiliated with Fairmount Funds Management LLC		447,761	$14,999,994
Entities affiliated with Bain Capital Life Sciences(3)	Andrew A. F. Hack, M.D. Ph.D.	149,253	$4,999,976

(1)
See “Security Ownership of Certain Beneficial Owners and Management” for additional information about shares held by these entities.
(2)
These shares were purchased by Deerfield Partners, L.P., which is affiliated with Deerfield. Cameron A. Wheeler, Ph.D., is a partner of Deerfield, and Joseph Pearlberg, M.D., Ph.D., is a vice president at Deerfield, and each are members of our board of directors.
(3)
These shares were purchased by BCLS II Invesco, LP, which is affiliated with Bain Capital Life Sciences Fund II, L.P., BCIP Life Sciences Associates, LP, and BCLSI. Andrew A. F. Hack, M.D., Ph.D., is a Managing Director of BCLSI and a member of our board of directors.

Registration Rights

We are a party to an investors’ rights agreement with certain holders of our common stock. The investor rights agreement includes demand registration rights, short-form registration rights and piggyback registration rights. All fees, costs and expenses of underwritten registrations under this agreement will be borne by us and all selling expenses, including underwriting discounts and selling commissions, will be borne by the holders of the shares being registered.

Indemnification Agreements

We have entered into indemnification agreements with all of our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of the company or that person’s status as a member of our board of directors to the maximum extent allowed under the DGCL.

Policies and Procedures for Related Person Transactions

Our board of directors has adopted a written related party transaction policy for the review of any transaction involving over $120,000 in which the company is a participant, and one of our executive officers, directors, director nominees or holders of more than 5% of our voting securities (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect interest. Our audit committee reviews all related party transactions for potential conflicts of interest, and its approval is required for all such transactions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Class A common stock as of March 31, 2023, by:

•
each of our directors;
•
each of our named executive officers;
•
all of our executive officers and directors as a group; and
•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Class A common stock.

The percentage of shares beneficially owned is based on a total of 51,316,690 shares of our Class A common stock outstanding as of March 31, 2023. The percentage of shares beneficially owned in the table below does not present ownership of the 5,435,254 shares or our Class B common stock (all of which shares of Class B common stock were held by Deerfield) due to its non-voting status. Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our Class A common stock. Shares of our Class A common stock that an individual has a right to acquire within 60 days after March 31, 2023, are considered outstanding and beneficially owned by the person holding such right for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable.

Unless otherwise noted below, the address for each beneficial owner listed in the table below is c/o Nuvalent, Inc., One Broadway, 14th Floor, Cambridge, Massachusetts 02142.

Name of Beneficial Owners	Number of Shares Beneficially Owned	Percentage Beneficially Owned
5% Stockholders
Entities affiliated with Deerfield(1)	25,471,666	39.01%
Entities affiliated with FMR LLC(2)	7,619,560	14.85%
Entities affiliated with Bain Capital Life Sciences(3)	3,577,267	6.97%
Entities affiliated with Fairmount Funds Management LLC(4)	2,788,981	5.43%
Named Executive Officers and Directors
James R. Porter, Ph.D.(5)	1,209,895	2.31%
Alexandra Balcom, MBA, CPA(6)	247,053	*
Christopher Turner, M.D.(7)	233,966	*
Emily Drabant Conley, Ph.D.(8)	16,675	*
Gary Gilliland, M.D., Ph.D.(9)	36,435	*
Andrew A. F. Hack, M.D., Ph.D.(10)	3,603,545	7.02%
Michael L. Meyers, M.D., Ph.D.(11)	12,655	*
Joseph Pearlberg, M.D., Ph.D.	—	—
Anna Protopapas(12)	15,556	*
Matthew Shair, Ph.D.(13)	2,211,498	4.31%
Sapna Srivastava, Ph.D.(14)	41,861	*
Cameron A. Wheeler, Ph.D.	—	—
All executive officers and directors as a group (14 persons)(15)	7,878,465	14.77%

* Represents beneficial ownership of less than 1%.

(1)
The information reported is as of December 31, 2022, and based on a Schedule 13G/A filed with the SEC on February 10, 2023, by Deerfield. Comprised of (a) (i) an aggregate of 19,991,024 shares of Class A common stock held by Deerfield Partners, L.P., Deerfield Private Design Fund IV, L.P. (Deerfield PDF IV) and Deerfield Healthcare Innovations Fund, L.P. (Deerfield HIF), of which Deerfield Management Company, L.P. (DMCLP) is the investment advisor; and (ii) an aggregate of 5,435,254 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock held by Deerfield PDF IV and Deerfield HIF, of which DMCLP is the investment advisor; and (b) an aggregate of 45,388 shares of Class A common stock issuable upon exercise of options held by Cameron A. Wheeler, Ph.D., and Joseph Pearlberg, M.D., Ph.D., each of whom is an employee of DMCLP, for the benefit and at the direction of DMCLP, to the extent such options were currently exercisable or became exercisable within sixty days. The terms of the Class B common stock restrict the conversion of such shares to the extent that, upon such conversion, the number of shares of Class A common stock then beneficially owned by Deerfield and its affiliates and any other person or entities with which Deerfield would constitute a Section 13(d) “group” would exceed 4.9% of the total number of shares of Class A common stock then outstanding (the Ownership Cap). Accordingly, notwithstanding the number of shares reported, Deerfield disclaims beneficial ownership of the shares of Class A common stock issuable upon conversion of Class B common stock to the extent that upon such conversion the number of shares beneficially owned by the Deerfield Funds (as defined below), in the aggregate, would exceed the Ownership Cap. Deerfield Mgmt IV, L.P. is the general partner of Deerfield PDF IV. Deerfield Mgmt HIF, L.P. is the general partner of Deerfield HIF. Deerfield Mgmt, L.P. is the general partner of Deerfield Partners, L.P. James E. Flynn is the sole member of the general partner of each of DMCLP, Deerfield Mgmt IV, L.P., Deerfield Mgmt HIF, L.P. and Deerfield Mgmt, L.P. (collectively with Deerfield HIF, Deerfield PDF IV, and Deerfield Partners, L.P., the Deerfield Funds). Deerfield Mgmt IV, L.P. may be deemed to beneficially own the shares held by Deerfield PDF IV. Deerfield Mgmt HIF, L.P. may be deemed to beneficially own the shares held by Deerfield HIF. Deerfield Mgmt, L.P. may be deemed to beneficially own the shares held by Deerfield Partners, L.P. Each of DMCLP and Mr. Flynn may be deemed to beneficially own the securities held by the Deerfield Funds. The address of the Deerfield Funds is 345 Park Avenue South, 12th Floor, New York, NY 10010.
(2)
The information reported is as of December 31, 2022, and based on a Schedule 13G/A filed with the SEC on February 9, 2023, by FMR LLC. FMR LLC has sole voting power and sole dispositive power with respect to all of the shares of Class A common stock reflected. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940 (the Investment Company Act), to form a controlling group with respect to FMR LLC. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.
(3)
The information reported is as of November 3, 2022, and based on a Schedule 13D/A filed with the SEC on November 14, 2022, by BCLSI. Consists of (i) 2,400,630 shares of Class A common stock held by Bain Capital Life Sciences Fund II, L.P. (BCLS II), (ii) 292,384 shares of Class A common stock held by BCIP Life Sciences Associates, LP (BCIPLS) and (iii) 884,253 shares of Class A common stock held by BCLS II Investco, LP (BCLS II Investco and, together with BCLS II and BCIPLS, the Bain Capital Life Sciences Entities). Dr. Hack is a Managing Director of BCLSI and, as a result, may be deemed to share voting and dispositive power with respect to the shares held by the Bain Capital Life Sciences Entities. Dr. Hack disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address of the Bain Capital Life Sciences Entities is c/o Bain Capital Life Sciences, LP, 200 Clarendon Street, Boston, MA 02116.
(4)
The information reported is as of December 31, 2022, and based on a Schedule 13G/A filed with the SEC on February 14, 2023, by Fairmount Funds Management LLC (Fairmount). Consists of (i) 87,990 shares of Class A common stock held by Fairmount Healthcare Fund LP (Fairmount Fund), and (ii) 2,700,991 shares of Class A common stock held by Fairmount Healthcare Fund II LP (Fairmount Fund II, and together with Fairmount Fund, the Fairmount Funds). Fairmount Healthcare Fund GP LLC (Fairmount Fund GP) is the general partner of Fairmount Fund. Fairmount Healthcare Fund II GP LLC (Fairmount Fund II GP, and together with Fairmount Fund GP, Fairmount Fund, Fairmount Fund II, Fairmount, the Fairmount Entities) is the general partner of Fairmount Fund II. The controlling persons of Fairmount are Peter Harwin and Tomas Kiselak. Fairmount serves as investment adviser for the Fairmount Funds and may be deemed a beneficial owner, for purposes of Section 13(d) of the Exchange Act, of any of our securities held by the Fairmount Funds. The

Fairmount Funds have delegated to Fairmount the sole power to vote and the sole power to dispose of the shares of our Class A common stock held by the Fairmount Funds. The Fairmount Funds have disclaimed beneficial ownership of the securities they hold for purposes of Section 13(d) of the Exchange Act and therefore disclaimed any obligation to report ownership of the reported securities under Section 13(d) of the Exchange Act. As managing members of Fairmount, Mr. Harwin and Mr. Kiselak may be deemed beneficial owners, for purposes of Section 13(d) of the Exchange Act, of our Class A common stock beneficially owned by Fairmount. Fairmount, Mr. Harwin, and Mr. Kiselak have disclaimed beneficial ownership of our Class A common stock held by the Fairmount Funds, other than for the purpose of determining their obligations under Section 13(d) of the Exchange Act. The address of the Fairmount Entities, Mr. Harwin and Mr. Kiselak is c/o Fairmount Funds Management LLC, 200 Barr Harbor Drive, Suite 400, West Conshohocken, PA 19428.
(5)
Includes 1,134,582 shares of Class A common stock issuable upon the exercise of stock options that are currently exercisable or that will become exercisable within 60 days of March 31, 2023.
(6)
Consists of 247,053 shares of Class A common stock issuable upon the exercise of stock options that are currently exercisable or that will become exercisable within 60 days of March 31, 2023.
(7)
Includes 219,453 shares of Class A common stock issuable upon the exercise of stock options that are currently exercisable or that will become exercisable within 60 days of March 31, 2023.
(8)
Includes 16,667 shares of Class A common stock issuable upon the exercise of stock options that are currently exercisable or that will become exercisable within 60 days of March 31, 2023.
(9)
Consists of 36,435 shares of Class A common stock issuable upon the exercise of stock options that are currently exercisable or that will become exercisable within 60 days of March 31, 2023.
(10)
Consists of (i) the shares held by the Bain Capital Life Sciences Entities disclosed in footnote (3) above and (ii) 26,278 shares of Class A common stock issuable upon the exercise of stock options that are currently exercisable or that will become exercisable within 60 days of March 31, 2023. Dr. Hack is a Managing Director of BCLSI and, as a result, may be deemed to share voting and dispositive power with respect to the shares held by the Bain Capital Life Sciences Entities. Dr. Hack disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.
(11)
Consists of 12,655 shares of Class A common stock issuable upon the exercise of stock options that are currently exercisable or that will become exercisable within 60 days of March 31, 2023.
(12)
Consists of 15,556 shares of Class A common stock issuable upon the exercise of stock options that are currently exercisable or that will become exercisable within 60 days of March 31, 2023.
(13)
Includes (i) 240,522 shares of Class A common stock held by Matthew D. Shair 2021 Irrevocable Family Trust and (ii) 26,278 shares of Class A common stock issuable upon the exercise of stock options that are currently exercisable or that will become exercisable within 60 days of March 31, 2023. Dr. Shair exercises voting and dispositive power over the shares beneficially owned by Matthew D. Shair 2021 Irrevocable Family Trust.
(14)
Consists of 41,861 shares of Class A common stock issuable upon the exercise of stock options that are currently exercisable or that will become exercisable within 60 days of March 31, 2023.
(15)
Includes (i) shares described in footnotes (5) through (14) above and (ii) 249,326 shares of Class A common stock issuable upon the exercise of stock options that are currently exercisable or that will become exercisable within 60 days of March 31, 2023, held by executive officers who are not named in the table above.

STOCKHOLDER PROPOSALS FOR OUR 2024 ANNUAL MEETING

Stockholder Proposals Included in Proxy Statement

In order to be considered for inclusion in our proxy statement and proxy card relating to our 2024 annual meeting of stockholders, stockholder proposals must be received by us no later than December 29, 2023, unless the date of the 2024 annual meeting of stockholders is changed by more than 30 days from the anniversary of the Annual Meeting, in which case, the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy card in accordance with regulations governing the solicitation of proxies.

Stockholder Proposals Not Included in Proxy Statement

In addition, our amended and restated bylaws establish an advance notice procedure for nominations for election to our board of directors and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, we must receive other proposals of stockholders, including director nominations, intended to be presented at the 2024 annual meeting of stockholders but not included in the proxy statement by March 17, 2024, but not before February 16, 2024, which is not less than 90 days nor more than 120 days prior to the anniversary date of the Annual Meeting. However, if the date of the 2024 annual meeting of stockholders is more than 30 days before or more than 60 days after the anniversary date of the Annual Meeting, notice must be no later than the close of business on the later of 90 days prior to the scheduled date of the 2024 annual meeting of stockholders and 10 days following the day on which public announcement of the date of the 2024 annual meeting of stockholders was first made. Stockholders are advised to review our amended and restated bylaws which also specify requirements as to the form and content of a stockholder’s notice, including the requirements of Rule 14a-19 under the Exchange Act for director nominations.

Any proposals, notices or information about proposed director candidates should be sent to Nuvalent, Inc., Attention: Secretary, One Broadway, 14th Floor, Cambridge, Massachusetts 02142.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single notice and, if applicable, the proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the notice and, if applicable, the proxy materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, to you if you write or call us at Nuvalent, Inc., One Broadway, 14th Floor, Cambridge, Massachusetts 02142, telephone: (857) 357-7000. If you would like to receive separate copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and telephone number.

OTHER MATTERS

We do not know of any business that will be presented for consideration or action by the stockholders at the Annual Meeting other than that described in this proxy statement. If, however, any other business is properly brought before the Annual Meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.

APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE

third amended and restated CERTIFICATE OF INCORPORATION

OF

NUVALENT, INC.

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

Nuvalent, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:

A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law setting forth a proposed amendment to the Corporation’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law. Accordingly, to effect such proposed amendment, it is

RESOLVED: That Article X is hereby added as a new provision to the Certificate of Incorporation immediately following the existing Article IX of the Certificate of Incorporation:

“Article X: To the fullest extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, an officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer except for liability (a) for any breach of the officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or (c) for any transaction from which the officer derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Any amendment, repeal or modification of this Article X by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an officer at the time of such amendment, repeal or modification.”

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this ___ day of ______, 2023.

NUVALENT, INC.

By:____________________________________

Name: James R. Porter, Ph.D.

Title: President and Chief Executive Officer

A-1

SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 14, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NUVL2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Nuvalent, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 14, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Nuvalent, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy cards must be received by June 14, 2023 in order to be counted at the meeting. NUVALENT, INC. ONE BROADWAY, 14TH FLOOR CAMBRIDGE, MA 02142 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V10138-P88638 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. NUVALENT, INC. The Board of Directors recommends you vote “FOR” each of the Class II director nominees listed in Proposal 1, “FOR” Proposal 2, and “FOR” Proposal 3. 1. Election of the following nominees as Class II directors: Nominees: For Withhold 1a. Gary Gilliland, M.D., Ph.D. 1b. Michael L. Meyers, M.D., Ph.D. 1c. Joseph Pearlberg, M.D., Ph.D. 1d. Matthew Shair, Ph.D. For Against Abstain 2. To ratify the appointment of KPMG LLP as Nuvalent, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. To approve an amendment to our Third Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation. NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof. Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or other fiduciary, please add your title as such. Joint owners should each sign personally. If a signer is a corporation, partnership or other entity, please sign in full corporate, partnership or entity name by duly authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. NUVALENT, INC. ANNUAL MEETING OF STOCKHOLDERS June 15, 2023, 1:00 PM ET THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) James R. Porter, Alexandra Balcom and Deborah Miller, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Nuvalent, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held exclusively via the Internet in a virtual meeting format at www.virtualshareholdermeeting.com/NUVL2023 at 1:00 PM Eastern Time on June 15, 2023, and any adjournments or postponements of the Annual Meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE V10139-P88638